UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 through December 31, 2007.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	92
Trustees	100
Officers	102
Schedule of Shareholder Expenses	103
Board Approval of Investment Advisory Agreements	106

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid/Multi Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts across the board. In the mid-cap segment, the Russell Midcap Growth Index returned 0.41%, while the Russell Midcap Value Index returned –9.30%. In the multi-cap space, the Russell 3000 Growth Index returned 2.93%, and the Russell 3000 Value Index returned –6.62%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,040,639
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned 4.84%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the 0.41% return for the Russell Midcap Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, technology and healthcare sectors. At the individual stock level, Amphenol Corp., a manufacturer of electrical and fiber optic connectors, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company’s shares advanced after Ansys issued a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. Another contributor to performance was GameStop Corp., whose third-quarter profit nearly tripled due to increased revenues, solid same-store sales growth and strong market share. In addition, the company’s new video hardware sales more than doubled, compared to the same 13-week period a year earlier.

On the negative side, an underweight in materials and energy sectors as well as stock selection in the consumer staples sector hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after announcing the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.5%
2.	MasterCard, Inc., Class A	1.7
3.	Roper Industries, Inc.	1.6
4.	Time Warner Telecom, Inc., Class A	1.6
5.	Southwestern Energy Co.	1.6
6.	General Cable Corp.	1.6
7.	Forest Oil Corp.	1.5
8.	VCA Antech, Inc.	1.5
9.	ANSYS, Inc.	1.4
10.	Cabot Oil & Gas Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.1%
Consumer Discretionary	18.0
Industrials	16.5
Health Care	14.5
Energy	11.4
Financials	8.7
Materials	3.3
Telecommunication Services	2.5
Consumer Staples	1.5
Utilities	1.0
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –0.67%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		17.04%	17.77%	7.78%
With Sales Charge*		10.89	16.51	7.20
CLASS B SHARES	11/4/93
Without CDSC		16.47	17.17	7.35
With CDSC**		11.47	16.96	7.35
CLASS C SHARES	1/2/98
Without CDSC		16.45	17.14	7.14
With CDSC***		15.45	17.14	7.14
SELECT CLASS SHARES	1/25/96	17.35	18.15	8.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,310,444
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 4.86%** (Select Class Shares) over the six months ended December 31, 2007, compared to the 0.41% return for the Russell Midcap Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, technology and healthcare sectors. At the individual stock level, Amphenol Corp., a manufacturer of electrical and fiber optic connectors, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company’s shares advanced after Ansys issued a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. Another contributor to performance was GameStop Corp., whose third-quarter profit nearly tripled due to increased revenues, solid same-store sales growth and strong market share. In addition, the company’s new video hardware sales more than doubled, compared to the same 13-week period a year earlier.

On the negative side, underweights in the materials and energy sectors as well as stock selection in the consumer staples sector hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after announcing the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.5%
2.	MasterCard, Inc., Class A	1.7
3.	Roper Industries, Inc.	1.6
4.	Time Warner Telecom, Inc., Class A	1.6
5.	Southwestern Energy Co.	1.6
6.	General Cable Corp.	1.6
7.	Forest Oil Corp.	1.5
8.	VCA Antech, Inc.	1.5
9.	ANSYS, Inc.	1.4
10.	Cabot Oil & Gas Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.2%
Consumer Discretionary	18.1
Industrials	16.5
Health Care	14.6
Energy	11.5
Financials	8.7
Materials	3.3
Telecommunication Services	2.5
Consumer Staples	1.5
Utilities	1.0
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.84%	15.38%	10.44%
With Sales Charge*		10.69	14.13	9.85
CLASS B SHARES	1/14/94
Without CDSC		16.07	14.59	9.78
With CDSC**		11.07	14.36	9.78
CLASS C SHARES	11/4/97
Without CDSC		16.08	14.58	9.74
With CDSC***		15.08	14.58	9.74
SELECT CLASS SHARES	3/2/89	17.11	15.66	10.72
ULTRA SHARES	2/22/05	17.23	15.73	10.76

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$449,050
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –6.43%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –9.30% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Hilton Hotels Corp., a hotel franchise, contributed to performance. The company’s shares surged after The Blackstone Group announced plans to acquire it at a 40% premium in an all-cash transaction. Many lodging companies have recently gone private in similar transactions, but Hilton is the largest and has continued to demonstrate strong industry fundamentals in the U.S. and internationally. Murphy Oil Corp., an oil and gas explorer and producer, also helped returns. The company posted better-than-expected quarterly results, benefiting from higher-than-average oil prices, increased production volumes and lower maintenance costs.

On the negative side, stock selection in the energy and materials sectors hurt returns. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Biovail Corp., a specialty pharmaceutical company, detracted from performance. The company’s shares tumbled after the U.S. Food and Drug Administration rejected its new drug application for a once-daily version of its bupropion salt antidepressant, which potentially pushed back the approval date by at least a year. Problems at the company were further compounded by lackluster quarterly earnings due to increased competition for its Wellbutrin antidepressant drug. Jarden Corp., a consumer products company, also hurt returns. The company was hindered by a tough retail environment, driven by weaker consumer spending, that pressured retailers to scale back their inventories.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	1.9%
2.	V.F. Corp.	1.5
3.	Devon Energy Corp.	1.4
4.	Old Republic International Corp.	1.4
5.	PG&E Corp.	1.4
6.	Safeway, Inc.	1.3
7.	Assurant, Inc.	1.3
8.	AutoZone, Inc.	1.3
9.	Marriott International, Inc., Class A	1.3
10.	American Electric Power Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.9%
Consumer Discretionary	21.1
Utilities	11.8
Consumer Staples	9.0
Industrials	8.8
Energy	7.7
Materials	5.6
Information Technology	4.5
Health Care	4.1
Telecommunication Services	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		0.71%	14.55%	9.21%
With Sales Charge*		(4.58)	13.32	8.63
CLASS B SHARES	1/14/94
Without CDSC		0.09	13.79	8.56
With CDSC**		(4.91)	13.55	8.56
CLASS C SHARES	3/22/99
Without CDSC		0.13	13.81	8.47
With CDSC***		(0.87)	13.81	8.47
SELECT SHARES	3/2/89	0.97	14.84	9.48
ULTRA SHARES	2/22/05	1.08	14.94	9.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$309,424
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 10.87%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the 2.93% return for the Russell 3000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, financial service and technology sectors. At the individual stock level, Apple Inc., which provides Macintosh hardware, software, and Internet tools, contributed to performance. The company reported solid fiscal fourth-quarter profits, driven by unprecedented momentum in its Macintosh computer business, demand for iPods and the successful launch of the iPhone. Monsanto Co., an agricultural product and service provider, also helped returns. The company announced third- and fourth-quarter earnings that exceeded expectations, driven by strong sales and improved pricing. Another contributor to performance was Research in Motion Ltd., a wireless solutions provider. Shares advanced after the company reported that earnings doubled in the third-quarter and exceeded expectations. The company also reported strong holiday sales.

On the negative side, an underweight in the consumer staples, integrated oils and energy sectors hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after an announcement of the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.1%
2.	Apple, Inc.	2.0
3.	Google, Inc., Class A	1.8
4.	Microsoft Corp.	1.8
5.	Cisco Systems, Inc.	1.5
6.	MasterCard, Inc., Class A	1.5
7.	Merck & Co., Inc.	1.5
8.	VCA Antech, Inc.	1.4
9.	Intel Corp.	1.4
10.	Southwestern Energy Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.1%
Consumer Discretionary	14.7
Industrials	12.5
Health Care	11.2
Financials	8.5
Energy	8.3
Materials	3.9
Telecommunication Services	3.6
Consumer Staples	1.7
Utilities	0.9
Short-Term Investment	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was 5.09%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		25.07%	20.53%	(0.90)%
With Sales Charge*		18.54	19.22	(1.55)
CLASS B SHARES	10/29/99
Without CDSC		24.17	19.71	(1.57)
With CDSC**		19.17	19.52	(1.57)
CLASS C SHARES	5/1/06
Without CDSC		24.31	19.74	(1.58)
With CDSC***		23.31	19.74	(1.58)
SELECT CLASS SHARES	5/1/06	25.45	20.63	(0.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$217,749
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, * returned 0.02%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –3.92% return for the Russell Midcap Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and information technology sectors. At the individual stock level, Amphenol Corp., an electronic connector maker, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company reported record earnings due to increased sales of software licenses and stringent cost controls. In addition, shares advanced after the company issued a fourth-quarter and fiscal 2007 profit outlook that was in line with expectations.

On the negative side, stock selection in the energy and consumer staples sectors hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, was among the detractors from performance. The company was placed on a negative rating watch by Fitch Ratings due to exposure to collateralized debt obligations and residential mortgage-backed securities. Synovus Financial Corp., a diversified financial services company, also hurt returns. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	1.7%
2.	Coventry Health Care, Inc.	1.5
3.	Synovus Financial Corp.	1.3
4.	Williams Cos., Inc.	1.1
5.	WABCO Holdings, Inc.	1.1
6.	Burger King Holdings, Inc.	1.1
7.	Questar Corp.	1.0
8.	Assurant, Inc.	1.0
9.	Devon Energy Corp.	1.0
10.	Cincinnati Financial Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.5%
Financials	16.7
Information Technology	12.6
Industrials	12.5
Health Care	9.8
Energy	9.5
Utilities	6.9
Materials	4.4
Consumer Staples	4.0
Telecommunication Services	2.9
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	9.81%	16.77%	11.65%

TEN YEAR FUND PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$7,262,000
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –4.61%** (Institutional Class Shares) over the six months ended December 31, 2007, compared to the –9.30% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Hilton Hotels Corp., a hotel franchise, contributed to performance. The company’s shares surged after The Blackstone Group announced plans to acquire it at a 40% premium in an all-cash transaction. Many lodging companies have recently gone private in similar transactions, but Hilton is the largest and has continued to demonstrate strong industry fundamentals in the U.S. and internationally. Sigma-Aldrich Corp., which manufactures chemical and biochemical products for laboratory research, also helped returns. The company announced better-than-expected results for consecutive quarters, citing strong profit margins, sales growth and better-than-anticipated international business.

On the negative side, stock selection in the energy and materials sectors hurt returns. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Synovus Financial Corp., a diversified financial services company, detracted from performance. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations. M&T Bank Corp., a mid-Atlantic regional bank, also hurt returns. As concerns about sub-prime mortgages significantly devalued mortgage-backed securities, particularly Alt-A mortgage loans, the company’s earnings fell in early 2007. The company also posted disappointing third-quarter results, citing mortgage and other loan losses from rising delinquencies.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	2.4%
2.	Williams Cos., Inc.	2.3
3.	Coventry Health Care, Inc.	2.3
4.	Assurant, Inc.	2.1
5.	Devon Energy Corp.	2.1
6.	Cincinnati Financial Corp.	2.0
7.	Brown-Forman Corp., Class B	1.8
8.	American Electric Power Co., Inc.	1.8
9.	PG&E Corp.	1.8
10.	M&T Bank Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.3%
Consumer Discretionary	19.1
Utilities	13.0
Industrials	8.5
Energy	7.6
Consumer Staples	6.7
Materials	5.7
Health Care	5.4
Information Technology	4.4
Telecommunication Services	3.4
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		2.36%	15.28%	15.50%
With Sales Charge*		(3.02)	14.04	14.87
CLASS B SHARES	4/30/01
Without CDSC		1.84	14.61	15.02
With CDSC**		(3.16)	14.38	15.02
CLASS C SHARES	4/30/01
Without CDSC		1.83	14.61	15.04
With CDSC***		0.83	14.61	15.04
SELECT CLASS SHARES	10/31/01	2.83	15.84	15.88
INSTITUTIONAL CLASS SHARES	11/13/97	2.60	15.57	15.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,355,008
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –5.06%** (Select Class Shares) over the six months ended December 31, 2007, compared to the 2.40% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period, facing particular difficulties from July 31 through December. These difficulties appeared to be widespread for relative value, market-neutral and quantitative equity managers. Intense de-leveraging activity across global equity markets in July and August negatively affected market-neutral strategies and, consequently, the Fund’s performance. During this period, we believe certain large, highly leveraged traders rapidly reduced the size of their market-neutral portfolios, indiscriminately selling long positions and buying back short positions to reduce total portfolio exposure. This intense liquidation activity resulted in uncharacteristically sharp price increases for many short stock positions, as investors bought them back to cover short exposures. Furthermore, the prices of many attractively valued stocks fell further, because they came under pressure from traders selling their long positions.

Specifically, the Fund underperformed its benchmark due to its overall stock selection process, which is driven by valuation and fundamentals. In particular, valuation produced negative returns during the period. Conversely, fundamentals, such as growth and balance sheet factors, had a positive impact on stock selection but not enough to offset the weakness from valuation. Stocks within the Fund are assigned to one of five super-sectors: consumer, financial, industrials, technology and healthcare. During the period, technology worked the best and financial the least. The Fund continued to employ a sector-neutral approach, selecting the best stocks and industries within each of 20 sectors. The Fund’s top three contributing industries were communication services, hardware and retail, while its bottom three detracting industries were capital equipment, health technology and asset management.

With respect to long positions at the individual stock level, Golden Telecom Inc., Terra Industries Inc. and CF Industries Holdings Inc. were the top performers. For short positions, Spansion Inc., Chico’s FAS Inc. and Circuit City Stores Inc. added to returns. On the downside, Washington Mutual Inc., NutriSystem Inc. and First Marblehead Corp. hindered performance on the long end, while Mosaic Co., Onyx Pharmaceutical Inc. and LKQ Corp. dragged on the short end.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions in the Fund during the period. The Fund was extremely well-diversified, and maintained sector- and dollar-neutrality as part of our risk management process. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. We attempted to produce alpha over the benchmark for the full market cycle, applying a low risk strategy that is non-correlated to stocks and bonds.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Amazon.com, Inc.	0.5%
2.	Assurant, Inc.	0.5
3.	Celanese Corp., Class A	0.5
4.	Duke Energy Corp.	0.4
5.	Textron, Inc.	0.4
6.	Apache Corp.	0.4
7.	Noble Energy, Inc.	0.4
8.	priceline.com, Inc.	0.4
9.	OM Group, Inc.	0.4
10.	Intuitive Surgical, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Arch Coal, Inc.	0.5%
2.	Consol Energy, Inc.	0.5
3.	Joy Global, Inc.	0.5
4.	Electronic Arts, Inc.	0.5
5.	THQ, Inc.	0.5
6.	Bucyrus International, Inc.	0.5
7.	Respironics, Inc.	0.4
8.	United Natural Foods, Inc.	0.4
9.	Foundation Coal Holdings, Inc.	0.4
10.	Community Health Systems, Inc.	0.4

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	20.4%
Industrials	15.4
Information Technology	14.0
Health Care	11.5
Financials	11.3
Energy	7.2
Materials	6.5
Utilities	5.5
Consumer Staples	3.8
Telecommunication Services	1.5
Short-Term Investment	2.9

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	16.7%
Consumer Discretionary	15.3
Industrials	14.9
Financials	12.1
Health Care	11.8
Energy	9.3
Consumer Staples	6.5
Utilities	6.2
Materials	5.2
Telecommunication Services	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2007. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2007. The Fund’s composition is subject to change.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(2.77)%	2.86%	3.34%
With Sales Charge*		(7.89)	1.04	2.14
CLASS B SHARES	5/23/03
Without CDSC		(3.50)	2.11	2.57
With CDSC**		(8.50)	1.14	2.17
CLASS C SHARES	5/23/03
Without CDSC		(3.42)	2.14	2.59
With CDSC***		(4.42)	2.14	2.59
SELECT CLASS SHARES	5/23/03	(2.47)	3.14	3.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$465,198
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –4.75%** (Class C Shares, no sales charge) over the six months ended December 31, 2007, compared to the –6.62% for the Russell 3000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial, healthcare and information technology sectors. At the individual stock level, Charles Schwab Corp., a financial services firm, contributed to performance. The company benefited from strong account growth and net asset inflows. In addition, the company received approximately $2.5 billion in after-tax proceeds from the sale of U.S. Trust to Bank of America, which it used to enhance shareholder value by undertaking a Dutch Tender Auction and paying a special dividend. Devon Energy Corp., an oil and natural gas exploration and production company, also helped returns. The company’s shares rose after it reported solid earnings results, driven by increased U.S. onshore production volumes and improving profitability. Another contributor to performance was Assurant Inc., a U.S. specialty insurer. The company reported solid results, driven by increased premium growth in its specialty property unit and higher-than-expected investment income. Analysts revised earnings estimates upward, based on lower-than-expected year-to-date catastrophic losses and increased volumes in its creditor-placed homeowners business.

On the negative side, stock selection in the industrials, energy and utility sectors detracted from results. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments like the Fund which include higher risk/reward potential as a result of their small-cap and mid-cap stocks components and seek the relative safety of “less risky” assets. At the individual stock level, Cemex S.A.B. de C.V., a cement manufacturer, hurt returns. The company’s shares declined on weak operating profits from lower cement volumes. Additionally, the company reduced earnings expectations due to a decline in U.S. sales, resulting from ongoing weakness in U.S. residential construction. Synovus Financial Corp., a diversified financial services company, also hurt returns. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations. Another detractor from performance was United Community Banks Inc., which provides personal and business banking services in Georgia and North Carolina. Management lowered future guidance and announced a loan loss provision due to the company’s loan exposure to a fraudulent residential developer in North Carolina. Slower loan growth and margin compression also proved detrimental.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies possessing the ability to generate cash flow and effectively allocate excess capital in order to maximize their intrinsic value per share. The research process is designed to find companies that we define as durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	4.9%
2.	Devon Energy Corp.	3.9
3.	W.P. Carey & Co. LLC	3.6
4.	Clear Channel Communications, Inc.	2.7
5.	SEACOR Holdings, Inc.	2.6
6.	Agree Realty Corp.	2.5
7.	ProAssurance Corp.	2.4
8.	National Healthcare Corp.	2.3
9.	National Health Investors, Inc.	2.2
10.	Anheuser-Busch Cos., Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	39.0%
Consumer Discretionary	17.2
Energy	13.4
Consumer Staples	6.5
Health Care	6.2
Industrials	5.8
Materials	5.8
Investment Company	1.5
Telecommunication Services	1.4
Information Technology	1.1
Utilities	0.7
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class C Shares including a sales charge was –5.75%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		2.91%	11.13%
With Sales Charge*		(2.49)	9.04
CLASS C SHARES	2/28/05
Without CDSC		2.35	10.57
With CDSC**		1.35	10.57
SELECT CLASS SHARES	2/28/05	3.41	11.46
INSTITUTIONAL CLASS SHARES	2/28/05	3.16	11.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class C Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2007. The Fund has changed the class used in the graph from Class A to Class C because Class C is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class C Shares have a $1,000 minimum initial investment and carry a 1.00% CDSC for the one year period after investment and 0% thereafter.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 2.5%
88	Precision Castparts Corp.	12,205
185	Rockwell Collins, Inc.	13,304
		25,509
	Auto Components — 3.8%
245	BorgWarner, Inc.	11,860
807	Gentex Corp.	14,346
266	WABCO Holdings, Inc.	13,344
		39,550
	Biotechnology — 0.6%
144	Celgene Corp. (a)	6,631
	Capital Markets — 5.9%
89	Affiliated Managers Group, Inc. (a) (c)	10,426
252	Investment Technology Group, Inc. (a)	11,998
232	Lazard Ltd., Class A (Bermuda)	9,422
98	Northern Trust Corp.	7,474
189	T. Rowe Price Group, Inc.	11,506
534	TD AMERITRADE Holding Corp. (a)	10,706
		61,532
	Chemicals — 2.6%
285	Ecolab, Inc.	14,585
361	Rockwood Holdings, Inc. (a)	11,992
		26,577
	Commercial Services & Supplies — 3.7%
447	Corrections Corp. of America (a)	13,188
229	Stericycle, Inc. (a)	13,579
387	Waste Connections, Inc. (a)	11,946
		38,713
	Communications Equipment — 1.1%
182	Harris Corp.	11,420
	Computers & Peripherals — 0.7%
295	Seagate Technology (Cayman Islands)	7,528
	Construction & Engineering — 1.5%
212	Quanta Services, Inc. (a) (c)	5,568
159	Shaw Group, Inc. (The) (a)	9,610
		15,178
	Diversified Consumer Services — 1.5%
135	Apollo Group, Inc., Class A (a)	9,442
67	ITT Educational Services, Inc. (a)	5,730
		15,172
	Diversified Financial Services — 1.2%
371	Interactive Brokers Group, Inc. (a)	12,000
	Diversified Telecommunication Services — 1.6%
838	Time Warner Telecom, Inc., Class A (a)	17,009
	Electrical Equipment — 3.8%
23	First Solar, Inc. (a)	6,224
222	General Cable Corp. (a)	16,283
273	Roper Industries, Inc.	17,055
		39,562
	Electronic Equipment & Instruments — 4.3%
565	Amphenol Corp., Class A	26,208
183	Dolby Laboratories, Inc., Class A (a)	9,114
302	Flir Systems, Inc. (a)	9,459
		44,781
	Energy Equipment & Services — 6.3%
221	Cameron International Corp. (a)	10,656
120	Exterran Holdings, Inc. (a)	9,849
236	Helmerich & Payne, Inc.	9,444
109	National Oilwell Varco, Inc. (a)	8,014
164	Noble Corp.	9,268
161	Oceaneering International, Inc. (a)	10,816
132	W-H Energy Services, Inc. (a)	7,437
		65,484
	Food & Staples Retailing — 0.7%
169	Whole Foods Market, Inc. (c)	6,908
	Food Products — 0.8%
149	Wm. Wrigley, Jr., Co.	8,747
	Gas Utilities — 1.0%
200	Questar Corp.	10,831
	Health Care Equipment & Supplies — 3.8%
95	Beckman Coulter, Inc.	6,945
187	Dentsply International, Inc.	8,428
196	Hologic, Inc. (a)	13,479
185	IDEXX Laboratories, Inc. (a)	10,829
		39,681
	Health Care Providers & Services — 5.1%
138	Coventry Health Care, Inc. (a)	8,182
209	DaVita, Inc. (a)	11,800
108	Humana, Inc. (a)	8,156
273	Lincare Holdings, Inc. (a)	9,606
354	VCA Antech, Inc. (a)	15,649
		53,393

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.0%
188	Cerner Corp. (a) (c)	10,575
	Hotels, Restaurants & Leisure — 2.2%
491	Burger King Holdings, Inc.	13,993
239	Panera Bread Co., Class A (a) (c)	8,564
		22,557
	Household Durables — 1.0%
104	Garmin Ltd. (Cayman Islands)	10,069
	Industrial Conglomerates — 1.1%
188	McDermott International, Inc. (a)	11,092
	Insurance — 1.6%
199	National Financial Partners Corp. (c)	9,053
198	Philadelphia Consolidated Holding Co. (a)	7,772
		16,825
	Internet Software & Services — 0.6%
178	DealerTrack Holdings, Inc. (a)	5,944
	IT Services — 3.5%
488	Genpact Ltd. (a) (Bermuda)	7,439
82	MasterCard, Inc., Class A	17,711
482	VeriFone Holdings, Inc. (a) (c)	11,202
		36,352
	Life Sciences Tools & Services — 1.7%
144	Covance, Inc. (a)	12,499
85	Illumina, Inc. (a)	5,037
		17,536
	Machinery — 3.1%
53	Bucyrus International, Inc.	5,248
69	Cummins, Inc.	8,750
153	Kaydon Corp. (c)	8,345
259	Pall Corp.	10,427
		32,770
	Media — 1.2%
261	DreamWorks Animation SKG, Inc., Class A (a)	6,661
3	Gemstar-TV Guide International, Inc. (a)	15
74	Morningstar, Inc. (a)	5,761
		12,437
	Metals & Mining — 0.7%
139	Century Aluminum Co. (a)	7,519
	Multiline Retail — 0.9%
444	Saks, Inc. (a) (c)	9,213
	Office Electronics — 1.1%
326	Zebra Technologies Corp., Class A (a)	11,326
	Oil, Gas & Consumable Fuels — 5.1%
368	Cabot Oil & Gas Corp.	14,840
311	Forest Oil Corp. (a)	15,811
168	SandRidge Energy, Inc. (a) (c)	6,025
299	Southwestern Energy Co. (a)	16,666
		53,342
	Pharmaceuticals — 2.2%
157	Allergan, Inc.	10,054
183	Shire plc ADR (United Kingdom)	12,645
		22,699
	Road & Rail — 0.8%
296	J.B. Hunt Transport Services, Inc.	8,166
	Semiconductors & Semiconductor Equipment — 5.0%
231	Broadcom Corp., Class A (a)	6,040
168	KLA-Tencor Corp.	8,105
159	MEMC Electronic Materials, Inc. (a)	14,097
431	NVIDIA Corp. (a)	14,669
214	Tessera Technologies, Inc. (a) (c)	8,886
		51,797
	Software — 4.8%
257	Amdocs Ltd. (a) (United Kingdom)	8,848
358	ANSYS, Inc. (a)	14,847
217	Autodesk, Inc. (a)	10,813
135	NAVTEQ Corp. (a)	10,229
267	Nuance Communications, Inc. (a)	4,995
		49,732
	Specialty Retail — 7.4%
303	AnnTaylor Stores Corp. (a)	7,742
337	Barnes & Noble, Inc.	11,606
151	Best Buy Co., Inc.	7,966
198	GameStop Corp., Class A (a)	12,323
210	J Crew Group, Inc. (a)	10,143
414	Penske Auto Group, Inc.	7,222
389	PetSmart, Inc.	9,160
415	Urban Outfitters, Inc. (a)	11,302
		77,464
	Wireless Telecommunication Services — 0.8%
196	Rogers Communications, Inc., Class B (Canada)	8,846
	Total Long-Term Investments (Cost $833,336)	1,022,467

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
15,706	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $15,706)	15,706

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.5%
	Certificates of Deposit — 0.5%
1,700	Bank of Tokyo, UFJ Ltd., New York, FRN, 5.00%, 01/24/08	1,700
1,000	Depfa Bank, New York FRN, 5.00%, 01/29/08	1,000
2,500	Dexia Bank (United Kingdom), FRN, 4.99%, 01/24/08	2,500
		5,200
	Corporate Notes — 3.6%
5,850	Alliance & Leicester plc (United Kingdom), FRN, 5.26%, 01/08/08	5,850
6,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	6,000
7,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	6,859
6,500	Dorada Finance, Inc., FRN, 4.37%, 01/14/08 (i) (s)	6,500
6,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	6,000
6,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	6,000
		37,209
	Repurchase Agreements — 1.1%
1,906	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,906, collateralized by U.S. Government Agency Mortgages	1,906
5,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
2,250	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $2,251, collateralized by U.S. Government Agency Mortgages	2,250
2,250	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $2,251, collateralized by U.S. Government Agency Mortgages	2,250
		11,406
	Time Deposit — 0.3%
3,500	Banesto S.A. (Spain), 5.36%, 01/14/08	3,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $57,315)	57,315
	Total Investments — 105.3% (Cost $906,357)	1,095,488
	Liabilities in Excess of Other Assets — (5.3)%	(54,849)
	NET ASSETS — 100.0%	$1,040,639

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.5%
112	Precision Castparts Corp.	15,507
235	Rockwell Collins, Inc.	16,902
		32,409
	Auto Components — 3.9%
311	BorgWarner, Inc.	15,065
1,026	Gentex Corp.	18,227
344	WABCO Holdings, Inc.	17,231
		50,523
	Biotechnology — 0.6%
182	Celgene Corp. (a)	8,424
	Capital Markets — 6.0%
113	Affiliated Managers Group, Inc. (a) (c)	13,242
320	Investment Technology Group, Inc. (a)	15,241
294	Lazard Ltd., Class A (Bermuda)	11,971
124	Northern Trust Corp.	9,496
240	T. Rowe Price Group, Inc.	14,617
678	TD AMERITRADE Holding Corp. (a)	13,601
		78,168
	Chemicals — 2.6%
362	Ecolab, Inc.	18,528
459	Rockwood Holdings, Inc. (a)	15,234
		33,762
	Commercial Services & Supplies — 3.8%
568	Corrections Corp. of America (a)	16,756
290	Stericycle, Inc. (a)	17,250
491	Waste Connections, Inc. (a)	15,176
		49,182
	Communications Equipment — 1.1%
232	Harris Corp.	14,510
	Computers & Peripherals — 0.7%
375	Seagate Technology (Cayman Islands)	9,563
	Construction & Engineering — 1.5%
270	Quanta Services, Inc. (a) (c)	7,074
202	Shaw Group, Inc. (The) (a)	12,209
		19,283
	Diversified Consumer Services — 1.5%
171	Apollo Group, Inc., Class A (a)	11,996
85	ITT Educational Services, Inc. (a)	7,282
		19,278
	Diversified Financial Services — 1.2%
472	Interactive Brokers Group, Inc. (a)	15,245
	Diversified Telecommunication Services — 1.6%
1,065	Time Warner Telecom, Inc., Class A (a)	21,609
	Electrical Equipment — 3.8%
30	First Solar, Inc. (a)	7,907
282	General Cable Corp. (a)	20,687
346	Roper Industries, Inc.	21,664
		50,258
	Electronic Equipment & Instruments — 4.3%
718	Amphenol Corp., Class A	33,294
233	Dolby Laboratories, Inc., Class A (a)	11,580
384	Flir Systems, Inc. (a) (c)	12,016
		56,890
	Energy Equipment & Services — 6.3%
281	Cameron International Corp. (a)	13,534
153	Exterran Holdings, Inc. (a)	12,515
299	Helmerich & Payne, Inc.	11,997
139	National Oilwell Varco, Inc. (a)	10,182
208	Noble Corp.	11,777
204	Oceaneering International, Inc. (a)	13,739
168	W-H Energy Services, Inc. (a)	9,449
		83,193
	Food & Staples Retailing — 0.7%
215	Whole Foods Market, Inc. (c)	8,776
	Food Products — 0.8%
190	Wm. Wrigley, Jr., Co.	11,113
	Gas Utilities — 1.1%
254	Questar Corp.	13,758
	Health Care Equipment & Supplies — 3.7%
121	Beckman Coulter, Inc.	8,823
238	Dentsply International, Inc.	10,706
250	Hologic, Inc. (a) (c)	17,127
235	IDEXX Laboratories, Inc. (a)	13,755
		50,411
	Health Care Providers & Services — 5.2%
176	Coventry Health Care, Inc. (a)	10,398
266	DaVita, Inc. (a)	14,992
138	Humana, Inc. (a)	10,363
347	Lincare Holdings, Inc. (a)	12,204
450	VCA Antech, Inc. (a)	19,881
		67,838

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.0%
238	Cerner Corp. (a) (c)	13,434
	Hotels, Restaurants & Leisure — 2.2%
624	Burger King Holdings, Inc.	17,776
304	Panera Bread Co., Class A (a) (c)	10,882
		28,658
	Household Durables — 1.0%
132	Garmin Ltd. (Cayman Islands)	12,794
	Industrials & Conglomerates — 1.1%
239	McDermott International, Inc. (a)	14,091
	Insurance — 1.6%
252	National Financial Partners Corp. (c)	11,503
251	Philadelphia Consolidated Holding Co. (a)	9,873
		21,376
	Internet Software & Services — 0.6%
226	DealerTrack Holdings, Inc. (a)	7,551
	IT Services — 3.5%
621	Genpact Ltd. (Bermuda) (a)	9,450
105	MasterCard, Inc., Class A	22,510
612	VeriFone Holdings, Inc. (a) (c)	14,231
		46,191
	Life Sciences Tools & Services — 1.7%
183	Covance, Inc. (a)	15,878
108	Illumina, Inc. (a) (c)	6,400
		22,278
	Machinery — 3.2%
67	Bucyrus International, Inc.	6,669
87	Cummins, Inc.	11,119
194	Kaydon Corp.	10,603
329	Pall Corp.	13,245
		41,636
	Media — 1.2%
331	DreamWorks Animation SKG, Inc., Class A (a)	8,462
94	Morningstar, Inc. (a) (c)	7,322
		15,784
	Metals & Mining — 0.7%
177	Century Aluminum Co. (a)	9,553
	Multiline Retail — 0.9%
564	Saks, Inc. (a) (c)	11,704
	Office Electronics — 1.1%
415	Zebra Technologies Corp., Class A (a)	14,390
	Oil, Gas & Consumable Fuels — 5.2%
467	Cabot Oil & Gas Corp.	18,853
395	Forest Oil Corp. (a)	20,087
213	SandRidge Energy, Inc. (a) (c)	7,652
380	Southwestern Energy Co. (a)	21,171
		67,763
	Pharmaceuticals — 2.2%
199	Allergan, Inc.	12,771
233	Shire plc ADR (United Kingdom)	16,065
		28,836
	Road & Rail — 0.8%
377	J.B. Hunt Transport Services, Inc.	10,375
	Semiconductors & Semiconductor Equipment — 5.0%
294	Broadcom Corp., Class A (a)	7,673
214	KLA-Tencor Corp.	10,297
202	MEMC Electronic Materials, Inc. (a)	17,910
548	NVIDIA Corp. (a)	18,638
271	Tessera Technologies, Inc. (a)	11,290
		65,808
	Software — 4.8%
326	Amdocs Ltd. (United Kingdom) (a)	11,242
455	ANSYS, Inc. (a)	18,860
276	Autodesk, Inc. (a)	13,739
172	NAVTEQ Corp. (a)	12,996
340	Nuance Communications, Inc. (a)	6,346
		63,183
	Specialty Retail — 7.5%
385	AnnTaylor Stores Corp. (a)	9,835
428	Barnes & Noble, Inc.	14,745
192	Best Buy Co., Inc.	10,119
252	GameStop Corp., Class A (a)	15,658
267	J Crew Group, Inc. (a) (c)	12,887
526	Penske Auto Group, Inc.	9,175
495	PetSmart, Inc.	11,638
527	Urban Outfitters, Inc. (a)	14,358
		98,415
	Wireless Telecommunication Services — 0.9%
248	Rogers Communications, Inc., Class B (Canada)	11,240
	Total Long-Term Investments (Cost $1,059,363)	1,299,253

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
14,153	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $14,153)	14,153

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.3%
	Certificate of Deposit — 0.3%
4,499	Calyon, New York, FRN, 4.40%, 03/15/10	4,486
	Corporate Notes — 5.5%
5,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	4,984
5,000	BBVA U.S. Senior SAU (Spain), FRN, 5.18%, 03/12/10	4,977
9,700	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	9,689
1,000	CC USA, Inc., FRN, 4.37%, 01/25/08 (i) (s)	1,000
5,000	First Tennessee Bank N.A., FRN, 5.05%, 08/15/08	4,985
6,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	5,920
7,000	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	7,000
5,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	4,997
1,000	Monumental Global Funding III, FRN, 4.40%, 03/26/10	990
7,000	Monumental Global Funding III, FRN, 5.07%, 05/24/10	6,966
6,000	Mutuel Nationwide Building Society, FRN, 5.30%, 07/03/08	5,999
5,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 07/03/08	4,996
2,000	Pricoa Global Funding I, FRN, 4.41%, 12/15/09	1,992
5,000	Pricoa Global Funding I, FRN, 4.89%, 09/26/08	4,984
2,000	Sigma Finance, Inc., FRN, 4.39%, 02/27/08 (i) (s)	2,000
		71,479
	Repurchase Agreements — 0.5%
5,998	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $6,000, collateralized by U.S. Government Agency Mortgages	5,998
	Total Investments of Cash Collateral for Securities on Loan (Cost $81,963)	81,963
	Total Investments — 106.5% (Cost $1,155,479)	1,395,369
	Liabilities in Excess of Other Assets — (6.5)%	(84,925)
	NET ASSETS — 100.0%	$1,310,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7%
	Common Stocks — 100.7%
	Aerospace & Defense — 2.5%
47	Alliant Techsystems, Inc. (a)	5,342
165	Spirit Aerosystems Holdings, Inc., Class A (a)	5,703
		11,045
	Auto Components — 0.6%
55	WABCO Holdings, Inc.	2,735
	Beverages — 2.9%
78	Brown-Forman Corp., Class B	5,771
113	Constellation Brands, Inc., Class A (a)	2,662
114	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	4,348
		12,781
	Building Products — 0.7%
160	Owens Corning, Inc. (a) (c)	3,239
	Capital Markets — 2.7%
21	Affiliated Managers Group, Inc. (a) (c)	2,502
30	Bear Stearns Cos., Inc. (The) (c)	2,603
78	Charles Schwab Corp. (The)	2,001
33	Northern Trust Corp.	2,489
41	T. Rowe Price Group, Inc.	2,501
		12,096
	Chemicals — 3.6%
91	Albemarle Corp.	3,761
49	Lubrizol Corp.	2,643
51	PPG Industries, Inc.	3,596
50	Rohm & Haas Co.	2,643
65	Sigma-Aldrich Corp.	3,549
		16,192
	Commercial Banks — 5.8%
55	City National Corp. (c)	3,281
91	Cullen/Frost Bankers, Inc.	4,590
55	East West Bancorp, Inc. (c)	1,328
52	M&T Bank Corp.	4,281
366	Synovus Financial Corp.	8,804
160	United Community Banks, Inc. (c)	2,522
24	Zions Bancorp	1,135
		25,941
	Commercial Services & Supplies — 0.6%
92	Republic Services, Inc.	2,884
	Computers & Peripherals — 0.8%
138	NCR Corp. (a)	3,456
	Construction Materials — 0.8%
64	Cemex S.A.B. de C.V. ADR (Mexico) (a)	1,665
24	Vulcan Materials Co.	1,906
		3,571
	Containers & Packaging — 0.9%
58	Ball Corp.	2,601
72	Temple-Inland, Inc.	1,497
		4,098
	Distributors — 0.8%
72	Genuine Parts Co.	3,352
	Diversified Financial Services — 0.1%
24	Guaranty Financial Group, Inc. (a)	383
	Diversified Telecommunication Services — 2.0%
53	CenturyTel, Inc.	2,198
442	Qwest Communications International, Inc. (a) (c)	3,096
295	Windstream Corp.	3,843
		9,137
	Electric Utilities — 4.3%
124	American Electric Power Co., Inc.	5,776
79	Edison International	4,240
67	FirstEnergy Corp.	4,825
177	Westar Energy, Inc.	4,586
		19,427
	Electrical Equipment — 0.8%
77	Ametek, Inc.	3,623
	Electronic Equipment & Instruments — 1.7%
56	Amphenol Corp., Class A	2,606
127	Arrow Electronics, Inc. (a)	4,993
		7,599
	Energy Equipment & Services — 1.3%
97	Helix Energy Solutions Group, Inc. (a)	4,017
38	Unit Corp. (a)	1,753
		5,770
	Food & Staples Retailing — 2.8%
79	Great Atlantic & Pacific Tea Co., Inc. (a)	2,472
176	Safeway, Inc.	6,021
113	SUPERVALU, Inc.	4,243
		12,736
	Food Products — 1.6%
89	Archer-Daniels-Midland Co.	4,127
79	Dean Foods Co.	2,051
20	Wm. Wrigley, Jr., Co.	1,192
		7,370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.2%
68	Energen Corp.	4,355
90	ONEOK, Inc.	4,043
48	Questar Corp.	2,575
125	UGI Corp.	3,392
		14,365
	Health Care Equipment & Supplies — 0.3%
20	Beckman Coulter, Inc.	1,463
	Health Care Providers & Services — 2.6%
88	Community Health Systems, Inc. (a)	3,258
73	Coventry Health Care, Inc. (a)	4,304
21	Henry Schein, Inc. (a)	1,314
74	Lincare Holdings, Inc. (a)	2,584
		11,460
	Hotels, Restaurants & Leisure — 3.3%
125	Burger King Holdings, Inc.	3,555
173	Marriott International, Inc., Class A	5,923
3	MGM Mirage (a)	219
98	Vail Resorts, Inc. (a) (c)	5,252
		14,949
	Household Durables—2.0%
74	Fortune Brands, Inc.	5,383
155	Jarden Corp. (a)	3,668
		9,051
	Household Products — 0.7%
50	Clorox Co.	3,236
	Industrial Conglomerates — 0.6%
78	Carlisle Cos., Inc.	2,899
	Insurance — 9.9%
24	AMBAC Financial Group, Inc. (c)	625
89	Assurant, Inc.	5,938
117	Cincinnati Financial Corp.	4,614
35	Everest Re Group Ltd. (Bermuda)	3,480
47	IPC Holdings Ltd. (Bermuda)	1,344
114	Loews Corp.	5,719
409	Old Republic International Corp.	6,305
204	OneBeacon Insurance Group Ltd.	4,377
53	Principal Financial Group, Inc.	3,621
73	ProAssurance Corp. (a) (c)	3,993
43	Protective Life Corp.	1,760
92	W.R. Berkley Corp.	2,728
		44,504
	IT Services — 1.0%
68	Fidelity National Information Services, Inc.	2,822
68	Western Union Co. (The)	1,644
		4,466
	Leisure Equipment & Products — 0.5%
109	Mattel, Inc.	2,075
	Machinery — 3.1%
87	Dover Corp.	4,012
38	Harsco Corp.	2,415
27	Joy Global, Inc.	1,784
57	Kennametal, Inc.	2,147
79	Oshkosh Truck Corp.	3,729
		14,087
	Media — 4.0%
110	Cablevision Systems Corp., Class A (a)	2,698
121	Clear Channel Communications, Inc.	4,193
89	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	2,457
80	Grupo Televisa S.A. ADR (Mexico)	1,899
44	Lamar Advertising Co., Class A	2,125
55	Omnicom Group, Inc.	2,590
3	Washington Post Co. (The), Class B	2,018
		17,980
	Metals & Mining — 0.4%
21	Carpenter Technology Corp.	1,556
	Multi-Utilities — 4.3%
309	CMS Energy Corp.	5,376
83	MDU Resources Group, Inc. (c)	2,280
70	NSTAR (c)	2,528
145	PG&E Corp.	6,261
135	Xcel Energy, Inc.	3,056
		19,501
	Oil, Gas & Consumable Fuels — 6.5%
49	CVR Energy, Inc. (a)	1,227
72	Devon Energy Corp.	6,405
62	Kinder Morgan Management LLC (a)	3,263
48	Murphy Oil Corp.	4,089
51	Newfield Exploration Co. (a)	2,677
74	Penn Virginia Corp.	3,216
81	Teekay Corp. (Bahamas) (c)	4,326
112	Williams Cos., Inc.	4,007
		29,210

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 1.2%
157	Biovail Corp. (Canada)	2,113
194	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	3,433
		5,546
	Real Estate Investment Trusts (REITs) — 3.4%
81	Cousins Properties, Inc. (c)	1,779
105	Host Hotels & Resorts, Inc.	1,787
40	Kimco Realty Corp.	1,441
59	PS Business Parks, Inc.	3,111
24	Public Storage	1,761
52	Rayonier, Inc.	2,454
32	Vornado Realty Trust	2,843
		15,176
	Real Estate Management & Development — 1.1%
180	Brookfield Properties Corp. (Canada)	3,464
20	Forest City Enterprises, Inc., Class A	880
24	Forestar Real Estate Group, Inc. (a)	565
		4,909
	Road & Rail — 0.5%
43	Norfolk Southern Corp.	2,149
	Software — 1.0%
62	Jack Henry & Associates, Inc.	1,512
196	Symantec Corp. (a)	3,165
		4,677
	Specialty Retail — 6.7%
42	Abercrombie & Fitch Co., Class A (m)	3,335
50	AutoZone, Inc. (a)	5,936
42	Bed Bath & Beyond, Inc. (a)	1,223
131	Limited Brands, Inc.	2,470
59	Sherwin-Williams Co. (The) (c)	3,429
218	Staples, Inc.	5,027
96	Tiffany & Co.	4,403
143	TJX Cos., Inc.	4,120
		29,943
	Textiles, Apparel & Luxury Goods — 3.4%
120	Coach, Inc. (a)	3,682
51	Columbia Sportswear Co. (c)	2,253
71	Phillips-Van Heusen Corp.	2,606
99	V.F. Corp.	6,808
		15,349
	Thrifts & Mortgage Finance — 2.2%
68	FirstFed Financial Corp. (a) (c)	2,446
151	Hudson City Bancorp, Inc.	2,268
281	People’s United Financial, Inc.	4,993
		9,707
	Tobacco — 1.0%
52	Loews Corp. — Carolina Group	4,393
	Wireless Telecommunication Services — 0.5%
36	Telephone & Data Systems, Inc.	2,091
	Total Long-Term Investments (Cost $384,995)	452,177

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.6%
	Certificate of Deposit — 0.6%
2,499	Calyon, New York FRN, 4.40%, 03/15/10	2,492
	Corporate Notes — 6.1%
2,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	1,994
4,000	BBVA U.S. Senior SAU (Spain), FRN, 5.18%, 03/12/10	3,982
4,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	3,947
3,000	Macquarie Bank Ltd (Australia), FRN, 4.95%, 08/20/08	2,998
2,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	1,999
3,000	Monumental Global Funding III, FRN, 5.07%, 05/24/10	2,985
3,000	Pricoa Global Funding I, FRN, 4.41%, 12/15/09	2,988
500	Sigma Finance, Inc., FRN, 4.37%, 01/17/08 (i) (s)	500
3,000	Unicredito Italiano Bank Ireland plc (Ireland), FRN, 5.26%, 08/08/08	2,993
3,000	Wachovia Bank N.A., FRN, 4.36%, 02/23/09	2,992
		27,378
	Repurchase Agreement — 0.9%
3,991	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $3,991, collateralized by U.S. Government Agency Mortgages	3,991
	Total Investments of Cash Collateral for Securities on Loan (Cost $33,861)	33,861
	Total Investments — 108.3% (Cost $418,856)	486,038
	Liabilities in Excess of Other Assets — (8.3)%	(36,988)
	NET ASSETS — 100.0%	$449,050

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 96.0%
	Aerospace & Defense — 2.0%
16	Precision Castparts Corp.	2,254
51	United Technologies Corp.	3,896
		6,150
	Auto Components — 3.1%
52	BorgWarner, Inc.	2,512
185	Gentex Corp. (c)	3,279
77	WABCO Holdings, Inc.	3,857
		9,648
	Biotechnology — 1.6%
43	Celgene Corp. (a)	1,969
65	Gilead Sciences, Inc. (a)	2,981
		4,950
	Capital Markets — 5.4%
25	Affiliated Managers Group, Inc. (a) (c)	2,948
67	Investment Technology Group, Inc. (a)	3,165
46	Lazard Ltd., Class A (Bermuda)	1,867
42	State Street Corp.	3,370
42	T. Rowe Price Group, Inc.	2,533
141	TD AMERITRADE Holding Corp. (a)	2,832
		16,715
	Chemicals — 3.3%
64	Ecolab, Inc.	3,252
34	Monsanto Co.	3,753
100	Rockwood Holdings, Inc. (a)	3,312
		10,317
	Commercial Services & Supplies — 3.0%
117	Corrections Corp. of America (a)	3,450
45	Stericycle, Inc. (a)	2,697
101	Waste Connections, Inc. (a)	3,125
		9,272
	Communications Equipment — 5.5%
181	Cisco Systems, Inc. (a)	4,889
145	Corning, Inc.	3,486
120	Neutral Tandem, Inc. (a)	2,273
92	Nokia OYJ ADR (Finland)	3,516
26	Research In Motion Ltd. (Canada) (a)	2,892
		17,056
	Computers & Peripherals — 4.1%
32	Apple, Inc. (a)	6,289
85	Hewlett-Packard Co.	4,301
85	Seagate Technology (Cayman Islands)	2,160
		12,750
	Construction & Engineering — 0.9%
45	Shaw Group, Inc. (The) (a)	2,738
	Distributors — 0.8%
116	LKQ Corp. (a)	2,430
	Diversified Consumer Services — 1.8%
41	Apollo Group, Inc., Class A (a)	2,848
152	INVESTools, Inc. (a)	2,693
		5,541
	Diversified Financial Services — 3.5%
6	CME Group, Inc.	4,116
100	Interactive Brokers Group, Inc. (a)	3,216
88	MSCI, Inc., Class A (a)	3,391
		10,723
	Diversified Telecommunication Services — 2.4%
60	AT&T, Inc.	2,489
61	Cbeyond Communications, Inc. (a) (c)	2,375
59	Verizon Communications, Inc.	2,560
		7,424
	Electrical Equipment — 3.5%
61	Emerson Electric Co.	3,434
50	General Cable Corp. (a)	3,682
60	Roper Industries, Inc.	3,777
		10,893
	Electronic Equipment & Instruments — 3.9%
148	Amphenol Corp., Class A	6,849
50	Dolby Laboratories, Inc., Class A (a)	2,496
92	Flir Systems, Inc. (a)	2,889
		12,234
	Energy Equipment & Services — 5.3%
53	Cameron International Corp. (a)	2,537
29	Exterran Holdings, Inc. (a)	2,389
62	Helmerich & Payne, Inc.	2,492
32	National Oilwell Varco, Inc. (a)	2,314
38	Oceaneering International, Inc. (a)	2,566
24	Schlumberger Ltd.	2,390
51	ShawCor Ltd., Class A (Canada)	1,806
		16,494
	Food & Staples Retailing — 1.7%
58	CVS/Caremark Corp.	2,320
44	United Natural Foods, Inc. (a)	1,399
40	Whole Foods Market, Inc. (c)	1,648
		5,367

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 0.9%
54	Questar Corp.	2,932
	Health Care Equipment & Supplies — 1.0%
47	Hologic, Inc. (a) (c)	3,244
	Health Care Providers & Services — 3.3%
47	DaVita, Inc. (a)	2,654
146	Gentiva Health Services, Inc. (a) (c)	2,776
105	VCA Antech, Inc. (a)	4,644
		10,074
	Health Care Technology — 0.6%
33	Cerner Corp. (a) (c)	1,867
	Hotels, Restaurants & Leisure — 1.7%
111	Burger King Holdings, Inc.	3,153
67	Red Robin Gourmet Burgers, Inc. (a)	2,140
		5,293
	Household Durables — 0.9%
29	Garmin Ltd. (Cayman Islands)	2,784
	Industrial Conglomerates — 0.9%
45	McDermott International, Inc. (a)	2,680
	Internet & Catalog Retail — 1.1%
35	Amazon.com, Inc. (a)	3,279
	Internet Software & Services — 2.2%
36	DealerTrack Holdings, Inc. (a)	1,188
8	Google, Inc., Class A (a)	5,739
		6,927
	IT Services — 2.3%
22	MasterCard, Inc., Class A	4,778
101	VeriFone Holdings, Inc. (a) (c)	2,355
		7,133
	Life Sciences Tools & Services — 1.2%
59	Enzo Biochem, Inc. (a) (c)	750
47	Icon plc ADR (Ireland) (a)	2,926
		3,676
	Machinery — 2.7%
18	Cummins, Inc.	2,267
41	Deere & Co.	3,827
43	Kaydon Corp.	2,329
		8,423
	Media — 0.0% (g)
1	Gemstar-TV Guide International, Inc. (a)	3
	Metals & Mining — 0.7%
42	Century Aluminum Co. (a) (c)	2,239
	Multiline Retail — 0.8%
117	Saks, Inc. (a)	2,423
	Office Electronics — 0.6%
54	Zebra Technologies Corp., Class A (a)	1,856
	Oil, Gas & Consumable Fuels — 3.2%
69	Forest Oil Corp. (a)	3,498
79	Southwestern Energy Co. (a)	4,379
42	XTO Energy, Inc.	2,161
		10,038
	Pharmaceuticals — 4.0%
33	Allergan, Inc.	2,126
81	Merck & Co., Inc.	4,719
100	Schering-Plough Corp.	2,664
40	Shire plc ADR (United Kingdom)	2,765
		12,274
	Semiconductors & Semiconductor Equipment — 4.3%
165	Intel Corp.	4,407
36	KLA-Tencor Corp.	1,734
42	MEMC Electronic Materials, Inc. (a)	3,716
98	NVIDIA Corp. (a)	3,336
		13,193
	Software — 5.2%
74	ANSYS, Inc. (a)	3,085
168	Magma Design Automation, Inc. (a) (c)	2,048
159	Microsoft Corp.	5,664
118	Nuance Communications, Inc. (a)	2,206
134	Oracle Corp. (a)	3,014
		16,017
	Specialty Retail — 5.2%
77	Barnes & Noble, Inc.	2,635
44	Best Buy Co., Inc.	2,327
52	GameStop Corp., Class A (a)	3,254
57	J Crew Group, Inc. (a) (c)	2,758
101	Penske Auto Group, Inc.	1,769
118	Urban Outfitters, Inc. (a)	3,206
		15,949
	Wireless Telecommunication Services — 1.4%
37	America Movil S.A.B. de C.V. ADR, Series L (Mexico)	2,277
42	Rogers Communications, Inc., Class B (Canada)	1,919
		4,196
	Total Long-Term Investments (Cost $278,021)	297,202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.9%
	Investment Company — 7.9%
24,507	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $24,507)	24,507

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Certificate of Deposit — 0.1%
400	Deutsche Bank AG (Germany), FRN, 4.60%, 01/22/08	400
	Corporate Notes — 0.4%
300	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	299
250	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	249
300	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	300
300	Citigroup Global Markets Inc., FRN, 4.65%, 01/07/08	300
		1,148
	Repurchase Agreements — 2.3%
1,517	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,517, collateralized by U.S. Government Agency Mortgages	1,517
1,500	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,500	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,000	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,500	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
		7,017
	Total Investments of Cash Collateral for Securities Loaned (Cost $8,565)	8,565
	Total Investments — 106.7% (Cost $311,093)	330,274
	Liabilities in Excess of Other Assets — (6.7)%	(20,850)
	NET ASSETS — 100.0%	$309,424

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 1.8%
11	Alliant Techsystems, Inc. (a)	1,251
9	Precision Castparts Corp.	1,276
19	Rockwell Collins, Inc.	1,386
		3,913
	Auto Components — 2.4%
26	BorgWarner, Inc.	1,239
85	Gentex Corp. (c)	1,502
48	WABCO Holdings, Inc.	2,410
		5,151
	Beverages — 1.2%
26	Brown-Forman Corp., Class B	1,954
31	Constellation Brands, Inc., Class A (a)	731
		2,685
	Biotechnology — 0.3%
15	Celgene Corp. (a)	693
	Building Products — 0.3%
27	Owens Corning, Inc. (a)	542
	Capital Markets — 4.1%
15	Affiliated Managers Group, Inc. (a) (c)	1,755
26	Investment Technology Group, Inc. (a)	1,252
24	Lazard Ltd., Class A (Bermuda)	982
2	Legg Mason, Inc.	161
20	Northern Trust Corp.	1,516
33	T. Rowe Price Group, Inc.	2,033
56	TD AMERITRADE Holding Corp. (a)	1,117
		8,816
	Chemicals — 3.0%
33	Albemarle Corp.	1,362
30	Ecolab, Inc.	1,521
20	PPG Industries, Inc.	1,412
38	Rockwood Holdings, Inc. (a)	1,252
20	Sigma-Aldrich Corp.	1,076
		6,623
	Commercial Banks — 3.2%
21	Cullen/Frost Bankers, Inc.	1,084
23	M&T Bank Corp.	1,884
114	Synovus Financial Corp.	2,736
27	Wilmington Trust Corp.	943
6	Zions Bancorp	294
		6,941
	Commercial Services & Supplies — 2.4%
47	Corrections Corp. of America (a)	1,378
40	Republic Services, Inc.	1,257
24	Stericycle, Inc. (a)	1,420
40	Waste Connections, Inc. (a)	1,247
		5,302
	Communications Equipment — 0.5%
19	Harris Corp.	1,191
	Computers & Peripherals — 0.8%
33	NCR Corp. (a)	838
31	Seagate Technology (Cayman Islands)	786
		1,624
	Construction & Engineering — 0.7%
22	Quanta Services, Inc. (a)	580
17	Shaw Group, Inc. (The) (a)	1,003
		1,583
	Construction Materials — 0.3%
7	Vulcan Materials Co.	585
	Containers & Packaging — 0.6%
29	Ball Corp.	1,296
	Distributors — 0.8%
40	Genuine Parts Co.	1,838
	Diversified Consumer Services — 0.7%
14	Apollo Group, Inc., Class A (a)	989
7	ITT Educational Services, Inc. (a)	597
		1,586
	Diversified Financial Services — 0.6%
39	Interactive Brokers Group, Inc. (a)	1,254
	Diversified Telecommunication Services — 1.8%
19	CenturyTel, Inc.	804
88	Time Warner Telecom, Inc., Class A (a)	1,775
101	Windstream Corp.	1,319
		3,898
	Electric Utilities — 2.3%
42	American Electric Power Co., Inc.	1,932
24	FirstEnergy Corp.	1,722
55	Westar Energy, Inc.	1,429
		5,083
	Electrical Equipment — 2.4%
24	Ametek, Inc.	1,134
2	First Solar, Inc. (a)	641

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — Continued
23	General Cable Corp. (a) (c)	1,700
29	Roper Industries, Inc.	1,782
		5,257
	Electronic Equipment & Instruments — 3.3%
78	Amphenol Corp., Class A	3,603
41	Arrow Electronics, Inc. (a)	1,610
19	Dolby Laboratories, Inc., Class A (a)	950
32	Flir Systems, Inc. (a)	989
		7,152
	Energy Equipment & Services — 3.8%
23	Cameron International Corp. (a)	1,117
13	Exterran Holdings, Inc. (a)	1,031
30	Helix Energy Solutions Group, Inc. (a)	1,228
25	Helmerich & Payne, Inc.	986
11	National Oilwell Varco, Inc. (a)	837
20	Noble Corp.	1,141
17	Oceaneering International, Inc. (a)	1,131
14	W-H Energy Services, Inc. (a)	776
		8,247
	Food & Staples Retailing — 1.5%
26	Safeway, Inc.	876
43	SUPERVALU, Inc.	1,610
18	Whole Foods Market, Inc. (c)	722
		3,208
	Food Products — 0.7%
15	Dean Foods Co.	378
21	Wm. Wrigley, Jr., Co.	1,212
		1,590
	Gas Utilities — 2.5%
24	Energen Corp.	1,561
19	ONEOK, Inc.	851
41	Questar Corp.	2,240
32	UGI Corp.	866
		5,518
	Health Care Equipment & Supplies — 1.9%
10	Beckman Coulter, Inc.	728
20	Dentsply International, Inc.	878
21	Hologic, Inc. (a)	1,408
19	IDEXX Laboratories, Inc. (a)	1,131
		4,145
	Health Care Providers & Services — 4.6%
28	Community Health Systems, Inc. (a)	1,028
55	Coventry Health Care, Inc. (a)	3,286
22	DaVita, Inc. (a)	1,230
2	Henry Schein, Inc. (a)	121
11	Humana, Inc. (a)	851
56	Lincare Holdings, Inc. (a)	1,955
37	VCA Antech, Inc. (a)	1,632
		10,103
	Health Care Technology — 0.5%
20	Cerner Corp. (a) (c)	1,105
	Hotels, Restaurants & Leisure — 1.9%
81	Burger King Holdings, Inc.	2,298
25	Marriott International, Inc., Class A	855
25	Panera Bread Co., Class A (a) (c)	895
		4,048
	Household Durables — 1.6%
26	Fortune Brands, Inc.	1,845
11	Garmin Ltd. (Cayman Islands)	1,048
23	Jarden Corp. (a)	543
		3,436
	Household Products — 0.6%
19	Clorox Co.	1,238
	Industrial Conglomerates — 1.0%
30	Carlisle Cos., Inc.	1,100
20	McDermott International, Inc. (a)	1,151
		2,251
	Insurance — 5.9%
4	AMBAC Financial Group, Inc.	113
33	Assurant, Inc.	2,221
53	Cincinnati Financial Corp.	2,110
12	Everest Re Group Ltd. (Bermuda)	1,245
21	National Financial Partners Corp. (c)	944
117	Old Republic International Corp.	1,810
49	OneBeacon Insurance Group Ltd.	1,045
21	Philadelphia Consolidated Holding Co. (a)	811
21	Principal Financial Group, Inc.	1,466
39	W.R. Berkley Corp.	1,159
		12,924
	Internet Software & Services — 0.3%
19	DealerTrack Holdings, Inc. (a)	619

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — 2.1%
51		Genpact Ltd. (Bermuda) (a) (c)	777
9		MasterCard, Inc., Class A (c)	1,851
50		VeriFone Holdings, Inc. (a) (c)	1,169
30		Western Union Co. (The)	731
			4,528
		Life Sciences Tools & Services — 0.8%
15		Covance, Inc. (a)	1,308
9		Illumina, Inc. (a)	527
			1,835
		Machinery — 3.0%
6		Bucyrus International, Inc.	547
7		Cummins, Inc.	917
40		Dover Corp.	1,857
16		Kaydon Corp. (c)	873
27		Oshkosh Truck Corp.	1,285
27		Pall Corp.	1,089
			6,568
		Media — 2.9%
46		Cablevision Systems Corp., Class A (a)	1,127
24		Clear Channel Communications, Inc.	835
25		Clear Channel Outdoor Holdings, Inc., Class A (a)	682
27		DreamWorks Animation SKG, Inc., Class A (a)	695
—	(h)	Gemstar-TV Guide International, Inc. (a)	2
11		Lamar Advertising Co., Class A	524
8		Morningstar, Inc. (a) (c)	604
14		Omnicom Group, Inc.	656
1		Washington Post Co. (The), Class B	1,156
			6,281
		Metals & Mining — 0.5%
4		Carpenter Technology Corp.	323
15		Century Aluminum Co. (a)	788
			1,111
		Multi-Utilities — 2.1%
81		CMS Energy Corp.	1,399
44		PG&E Corp.	1,892
54		Xcel Energy, Inc.	1,210
			4,501
		Multiline Retail — 0.4%
46		Saks, Inc. (a)	961
		Office Electronics — 0.5%
34		Zebra Technologies Corp., Class A (a)	1,183
		Oil, Gas & Consumable Fuels — 5.7%
38		Cabot Oil & Gas Corp.	1,550
12		CVR Energy, Inc. (a)	304
25		Devon Energy Corp.	2,196
33		Forest Oil Corp. (a)	1,652
13		Kinder Morgan Management LLC (a)	677
18		SandRidge Energy, Inc. (a) (c)	628
31		Southwestern Energy Co. (a)	1,738
22		Teekay Corp. (Bahamas)	1,176
69		Williams Cos., Inc.	2,455
			12,376
		Pharmaceuticals — 1.6%
16		Allergan, Inc.	1,047
19		Shire plc ADR (United Kingdom)	1,317
65		Warner Chilcott Ltd., Class A (Bermuda) (a)	1,154
			3,518
		Real Estate Investment Trusts (REITs) — 1.8%
12		Plum Creek Timber Co., Inc.	539
14		Public Storage	1,050
32		Rayonier, Inc.	1,494
9		Vornado Realty Trust	818
			3,901
		Real Estate Management & Development — 0.6%
57		Brookfield Properties Co. (Canada)	1,106
4		Forest City Enterprises, Inc., Class A	191
			1,297
		Road & Rail — 0.8%
31		J.B. Hunt Transport Services, Inc. (c)	852
16		Norfolk Southern Corp.	822
			1,674
		Semiconductors & Semiconductor Equipment — 2.5%
24		Broadcom Corp., Class A (a)	632
18		KLA-Tencor Corp.	848
17		MEMC Electronic Materials, Inc. (a)	1,469
45		NVIDIA Corp. (a)	1,522
22		Tessera Technologies, Inc. (a)	928
			5,399
		Software — 2.6%
27		Amdocs Ltd. (United Kingdom) (a)	924
37		ANSYS, Inc. (a)	1,551
23		Autodesk, Inc. (a)	1,130
23		Jack Henry & Associates, Inc.	552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
14	NAVTEQ Corp. (a)	1,066
28	Nuance Communications, Inc. (a)	523
		5,746
	Specialty Retail — 6.6%
32	AnnTaylor Stores Corp. (a)	810
29	AutoNation, Inc. (a)	459
12	AutoZone, Inc. (a)	1,451
35	Barnes & Noble, Inc.	1,213
16	Best Buy Co., Inc.	832
21	GameStop Corp., Class A (a)	1,286
22	J Crew Group, Inc. (a) (c)	1,061
41	Limited Brands, Inc.	778
43	Penske Auto Group, Inc. (c)	754
41	PetSmart, Inc.	955
53	Staples, Inc.	1,214
19	Tiffany & Co.	856
52	TJX Cos., Inc.	1,505
43	Urban Outfitters, Inc. (a)	1,183
		14,357
	Textiles, Apparel & Luxury Goods — 1.2%
19	Columbia Sportswear Co.	851
25	V.F. Corp.	1,682
		2,533
	Thrifts & Mortgage Finance — 0.6%
67	People’s United Financial, Inc.	1,191
	Wireless Telecommunication Services — 1.1%
20	Rogers Communications, Inc., Class B (Canada)	923
26	Telephone & Data Systems, Inc.	1,509
		2,432
	Total Long-Term Investments (Cost $166,787)	212,837
Short-Term Investments — 2.2%
	Investment Company — 2.2%
4,748	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $4,748)	4,748

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.8%
	Corporate Notes — 1.0%
1,000	Alliance and Leicester plc (United Kingdom), FRN, 5.26%, 09/02/08	997
500	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	498
750	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	750
		2,245
	Repurchase Agreements — 3.8%
2,202	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $2,203, collateralized by U.S. Government Agency Mortgages	2,202
2,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $2,001, collateralized by U.S. Government Agency Securities	2,000
2,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $2,000, collateralized by U.S. Government Agency Securities	2,000
		8,202
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,447)	10,447
	Total Investments — 104.7% (Cost $181,982)	228,032
	Liabilities in Excess of Other Assets — (4.7)%	(10,283)
	NET ASSETS — 100.0%	$217,749

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.2%
756	Alliant Techsystems, Inc. (a) (c)	85,968
	Auto Components — 0.8%
1,176	WABCO Holdings, Inc.	58,901
	Beverages — 2.5%
1,802	Brown-Forman Corp., Class B (c)	133,556
2,112	Constellation Brands, Inc., Class A (a) (c)	49,917
		183,473
	Building Products — 0.4%
1,619	Owens Corning, Inc. (a) (c)	32,726
	Capital Markets — 2.3%
390	Affiliated Managers Group, Inc. (a) (c)	45,827
149	Legg Mason, Inc.	10,863
658	Northern Trust Corp.	50,359
946	T. Rowe Price Group, Inc.	57,580
		164,629
	Chemicals — 3.7%
2,271	Albemarle Corp.	93,697
1,384	PPG Industries, Inc.	97,205
1,360	Sigma-Aldrich Corp.	74,240
		265,142
	Commercial Banks — 6.4%
1,473	Cullen/Frost Bankers, Inc.	74,607
1,593	M&T Bank Corp.	129,933
7,132	Synovus Financial Corp.	171,738
1,846	Wilmington Trust Corp. (c)	64,976
434	Zions Bancorp	20,254
		461,508
	Commercial Services & Supplies — 1.2%
2,734	Republic Services, Inc.	85,703
	Computers & Peripherals — 0.8%
2,300	NCR Corp. (a)	57,738
	Construction Materials — 0.6%
511	Vulcan Materials Co.	40,407
	Containers & Packaging — 1.2%
1,985	Ball Corp.	89,323
	Distributors — 1.7%
2,733	Genuine Parts Co.	126,556
	Diversified Telecommunication Services — 2.0%
1,337	CenturyTel, Inc.	55,448
6,971	Windstream Corp.	90,760
		146,208
	Electric Utilities — 4.8%
2,856	American Electric Power Co., Inc.	132,994
1,624	FirstEnergy Corp.	117,502
3,792	Westar Energy, Inc. (c)	98,370
		348,866
	Electrical Equipment — 1.1%
1,663	Ametek, Inc.	77,900
	Electronic Equipment & Instruments — 2.3%
1,276	Amphenol Corp., Class A	59,187
2,821	Arrow Electronics, Inc. (a)	110,820
		170,007
	Energy Equipment & Services — 1.2%
2,035	Helix Energy Solutions Group, Inc. (a) (c)	84,461
	Food & Staples Retailing — 2.4%
1,762	Safeway, Inc.	60,281
2,955	SUPERVALU, Inc.	110,883
		171,164
	Food Products — 0.6%
1,005	Dean Foods Co.	25,976
348	Wm. Wrigley, Jr., Co.	20,358
		46,334
	Gas Utilities — 4.2%
1,676	Energen Corp.	107,643
1,307	ONEOK, Inc.	58,519
1,409	Questar Corp.	76,232
2,192	UGI Corp.	59,742
		302,136
	Health Care Providers & Services — 4.3%
1,921	Community Health Systems, Inc. (a)	70,809
2,798	Coventry Health Care, Inc. (a)	165,767
133	Henry Schein, Inc. (a)	8,177
1,862	Lincare Holdings, Inc. (a) (c)	65,478
		310,231
	Hotels, Restaurants & Leisure — 1.5%
2,025	Burger King Holdings, Inc.	57,730
1,522	Marriott International, Inc., Class A	52,032
		109,762
	Household Durables — 2.1%
1,600	Fortune Brands, Inc.	115,754
1,407	Jarden Corp. (a)	33,224
		148,978

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.2%
1,308	Clorox Co.	85,223
	Industrial Conglomerates — 1.0%
2,044	Carlisle Cos., Inc. (c)	75,689
	Insurance — 10.6%
303	AMBAC Financial Group, Inc. (c)	7,813
2,284	Assurant, Inc. (c)	152,780
3,673	Cincinnati Financial Corp.	145,237
853	Everest Re Group Ltd. (Bermuda)	85,631
8,089	Old Republic International Corp.	124,646
3,347	OneBeacon Insurance Group Ltd. (c)	71,954
1,467	Principal Financial Group, Inc.	101,016
2,681	W.R. Berkley Corp.	79,930
		769,007
	IT Services — 0.7%
2,076	Western Union Co. (The)	50,396
	Machinery — 2.8%
2,776	Dover Corp.	127,946
1,645	Oshkosh Truck Corp.	77,757
		205,703
	Media — 4.7%
3,168	Cablevision Systems Corp., Class A (a) (c)	77,623
1,668	Clear Channel Communications, Inc.	57,569
1,701	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	47,039
751	Lamar Advertising Co., Class A (c)	36,120
948	Omnicom Group, Inc.	45,073
98	Washington Post Co. (The), Class B	77,632
		341,056
	Metals & Mining — 0.3%
293	Carpenter Technology Corp.	22,003
	Multi-Utilities — 4.1%
5,545	CMS Energy Corp.	96,363
3,022	PG&E Corp.	130,231
3,043	Xcel Energy, Inc. (c)	68,676
		295,270
	Oil, Gas & Consumable Fuels — 6.4%
842	CVR Energy, Inc. (a) (c)	20,990
1,703	Devon Energy Corp.	151,369
880	Kinder Morgan Management LLC (a)	46,593
1,495	Teekay Corp. (Bahamas) (c)	79,554
4,726	Williams Cos., Inc.	169,093
		467,599
	Pharmaceuticals — 1.1%
4,482	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	79,469
	Real Estate Investment Trusts (REITs) — 3.7%
808	Plum Creek Timber Co., Inc.	37,182
984	Public Storage	72,199
2,177	Rayonier, Inc. (c)	102,850
641	Vornado Realty Trust	56,350
		268,581
	Real Estate Management & Development — 1.2%
3,958	Brookfield Properties Co. (Canada) (c)	76,192
293	Forest City Enterprises, Inc., Class A (c)	13,039
		89,231
	Road & Rail — 0.8%
1,125	Norfolk Southern Corp.	56,760
	Software — 0.5%
1,562	Jack Henry & Associates, Inc.	38,029
	Specialty Retail — 5.9%
2,015	AutoNation, Inc. (a) (c)	31,560
833	AutoZone, Inc. (a)	99,891
2,830	Limited Brands, Inc.	53,578
3,619	Staples, Inc.	83,497
1,283	Tiffany & Co.	59,047
3,608	TJX Cos., Inc.	103,664
		431,237
	Textiles, Apparel & Luxury Goods — 2.4%
1,328	Columbia Sportswear Co. (c)	58,551
1,690	V.F. Corp.	116,022
		174,573
	Thrifts & Mortgage Finance — 1.1%
4,603	People’s United Financial, Inc.	81,937
	Wireless Telecommunication Services — 1.4%
1,801	Telephone & Data Systems, Inc.	103,732
	Total Long-Term Investments (Cost $6,146,453)	7,203,616
Short-Term Investment — 0.9%
	Investment Company — 0.9%
63,890	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $63,890)	63,890

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Certificates of Deposit — 0.2%
13,000	Natixis, New York FRN, 4.37%, 01/28/08	13,000
10,000	Unicredito Italiano, New York, FRN, 5.16%, 05/06/08	9,990
		22,990
	Commercial Paper — 0.7%
19,000	Aquinas Funding LLC, 6.03%, 01/03/08	18,997
15,000	Cedar Springs Capital Company LLC, 6.80%, 01/25/08	14,935
15,000	Grampian Funding LLC, 5.17%, 01/23/08	14,955
		48,887
	Corporate Note — 2.2%
2,000	Alliance and Leicester plc (United Kingdom), FRN, 5.26%, 09/02/08	2,000
15,000	Anglo Irish Bank Corp plc (Ireland), FRN, 5.29%, 09/05/08	15,000
16,050	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	16,050
10,000	BCP Finance Bank Ltd (Cayman Islands), FRN, 5.28%, 09/02/08	10,000
15,000	Berkshire Hathaway Finance Corp., FRN, 5.30%, 01/11/08	15,000
2,500	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	2,450
16,500	Caixa d’Estalvis Catalunya (Spain), FRN, 5.18%, 06/30/08	16,500
8,200	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08	8,200
5,000	First Tennessee Bank N.A., FRN, 5.05%, 08/15/08	5,000
17,000	General Electric Capital Corp., FRN, 4.83%, 12/12/08	16,972
11,000	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	11,000
9,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	9,000
15,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 09/04/08	15,000
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	5,000
10,000	Wachovia Bank N.A., FRN, 4.36%, 02/23/09	10,000
		157,172
	Repurchase Agreements — 1.5%
57,555	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $57,570, collateralized by U.S. Government Agency Mortgages	57,555
50,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $50,013, collateralized by U.S. Government Agency Mortgages	50,000
		107,555
	Time Deposit — 0.3%
18,500	Credit Suisse First Boston, 5.27%, 01/18/08	18,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $355,104)	355,104
	Total Investments — 105.0% (Cost $6,565,447)	7,622,610
	Liabilities in Excess of Other Assets — (5.0)%	(360,610)
	NET ASSETS — 100.0%	$7,262,000

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.6%
	Common Stocks — 91.6%
	Aerospace & Defense — 2.9%
44	Boeing Co.	3,810
44	DRS Technologies, Inc.	2,361
75	Goodrich Corp.	5,262
34	L-3 Communications Holdings, Inc.	3,653
36	Lockheed Martin Corp.	3,798
51	Northrop Grumman Corp.	3,973
29	Precision Castparts Corp.	4,006
82	Raytheon Co.	4,971
65	TransDigm Group, Inc. (a)	2,919
51	Triumph Group, Inc.	4,234
		38,987
	Airlines — 0.3%
29	Continental Airlines, Inc., Class B (a)	646
1	SkyWest, Inc.	31
23	U.S. Airways Group, Inc. (a)	342
96	UAL Corp. (a)	3,418
		4,437
	Auto Components — 0.9%
160	American Axle & Manufacturing Holdings, Inc.	2,988
213	Cooper Tire & Rubber Co.	3,526
35	Goodyear Tire & Rubber Co. (The) (a)	986
158	Lear Corp. (a)	4,365
		11,865
	Automobiles — 0.3%
167	Ford Motor Co. (a)	1,121
90	Thor Industries, Inc.	3,417
		4,538
	Beverages — 0.9%
133	Coca-Cola Enterprises, Inc.	3,460
122	Pepsi Bottling Group, Inc.	4,826
105	PepsiAmericas, Inc.	3,514
		11,800
	Biotechnology — 0.7%
75	Alkermes, Inc. (a)	1,165
52	Amgen, Inc. (a)	2,406
56	Cubist Pharmaceuticals, Inc. (a)	1,144
116	Medarex, Inc. (a)	1,213
206	Millennium Pharmaceuticals, Inc. (a)	3,084
53	PDL BioPharma, Inc. (a)	926
		9,938
	Building Products — 0.6%
49	Lennox International, Inc.	2,012
180	Masco Corp.	3,900
61	Trane, Inc.	2,840
		8,752
	Capital Markets — 1.0%
59	American Capital Strategies Ltd.	1,959
209	Apollo Investment Corp.	3,558
20	Goldman Sachs Group, Inc. (The)	4,232
30	Lehman Brothers Holdings, Inc.	1,965
24	State Street Corp.	1,927
		13,641
	Chemicals — 3.1%
137	Celanese Corp., Class A	5,803
49	CF Industries Holdings, Inc.	5,382
79	Dow Chemical Co. (The)	3,128
150	H.B. Fuller Co.	3,372
55	Lubrizol Corp.	2,996
27	Minerals Technologies, Inc.	1,779
6	Monsanto Co.	710
202	Olin Corp.	3,901
95	OM Group, Inc. (a)	5,441
94	Rockwood Holdings, Inc. (a)	3,127
101	Terra Industries, Inc. (a)	4,814
48	Zoltek Cos, Inc. (a)	2,048
		42,501
	Commercial Banks — 2.0%
86	Cathay General Bancorp	2,269
135	Citizens Republic Bancorp, Inc.	1,962
215	Colonial BancGroup, Inc. (The)	2,907
52	Comerica, Inc.	2,276
132	East-West Bancorp, Inc.	3,194
135	Keycorp	3,174
122	Marshall & Ilsley Corp.	3,230
162	South Financial Group, Inc. (The)	2,536
85	SVB Financial Group (a)	4,264
18	U.S. Bancorp	564
25	Wells Fargo & Co.	749
		27,125
	Commercial Services & Supplies — 2.6%
43	ACCO Brands Corp. (a)	687
87	Administaff, Inc.	2,458
228	Allied Waste Industries, Inc. (a)	2,518
82	Copart, Inc. (a)	3,505

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
109	Deluxe Corp.	3,599
76	FTI Consulting, Inc. (a)	4,676
98	Herman Miller, Inc.	3,171
55	HNI Corp.	1,915
56	Manpower, Inc.	3,179
23	R.R. Donnelley & Sons Co.	868
125	Steelcase, Inc.	1,984
75	United Stationers, Inc. (a)	3,448
77	Watson Wyatt Worldwide, Inc., Class A	3,595
		35,603
	Communications Equipment — 1.3%
114	ADC Telecommunications, Inc. (a)	1,765
224	Arris Group, Inc. (a)	2,238
68	Avocent Corp. (a)	1,594
115	Ciena Corp. (a)	3,922
21	CommScope, Inc. (a)	1,010
275	Foundry Networks, Inc. (a)	4,814
90	Plantronics, Inc.	2,332
		17,675
	Computers & Peripherals — 1.3%
1	Emulex Corp. (a)	19
76	Hewlett-Packard Co.	3,815
21	Lexmark International, Inc., Class A (a)	732
136	NCR Corp. (a)	3,407
184	Seagate Technology (Cayman Islands)	4,680
158	Western Digital Corp. (a)	4,786
		17,439
	Construction & Engineering — 0.5%
144	EMCOR Group, Inc. (a)	3,401
70	Perini Corp. (a)	2,888
		6,289
	Consumer Finance — 0.5%
44	American Express Co.	2,289
219	AmeriCredit Corp. (a)	2,796
139	First Marblehead Corp. (The)	2,127
		7,212
	Containers & Packaging — 0.6%
44	Ball Corp.	1,964
26	Owens-Illinois, Inc. (a)	1,301
133	Rock-Tenn Co., Class A	3,389
44	Sonoco Products Co.	1,423
		8,077
	Diversified Consumer Services — 0.8%
95	DeVry, Inc.	4,938
37	Service Corp. International	514
106	Sotheby’s	4,023
42	Weight Watchers International, Inc.	1,880
		11,355
	Diversified Financial Services — 0.4%
105	CIT Group, Inc.	2,531
100	Citigroup, Inc.	2,951
		5,482
	Diversified Telecommunication Services — 1.1%
71	CenturyTel, Inc.	2,957
22	Cincinnati Bell, Inc. (a)	107
157	Cogent Communications Group, Inc. (a)	3,719
73	Embarq Corp.	3,615
37	Golden Telecom, Inc. (Russia) (a)	3,716
67	Windstream Corp.	868
		14,982
	Electric Utilities — 2.2%
274	Duke Energy Corp.	5,528
71	Edison International	3,800
58	FirstEnergy Corp.	4,173
98	Pepco Holdings, Inc.	2,873
94	Pinnacle West Capital Corp.	3,989
125	Portland General Electric Co.	3,465
86	Progress Energy, Inc.	4,173
45	Reliant Energy, Inc. (a)	1,191
		29,192
	Electrical Equipment — 1.5%
74	A.O. Smith Corp.	2,582
89	Acuity Brands, Inc.	4,007
4	First Solar, Inc. (a)	1,189
16	General Cable Corp. (a)	1,194
87	Hubbell, Inc., Class B	4,500
47	Regal-Beloit Corp.	2,096
39	Rockwell Automation, Inc.	2,661
43	Thomas & Betts Corp. (a)	2,109
		20,338
	Electronic Equipment & Instruments — 1.1%
64	Arrow Electronics, Inc. (a)	2,517
124	Avnet, Inc. (a)	4,325
296	Celestica, Inc. (Canada) (a)	1,720
982	Sanmina-SCI Corp. (a)	1,787
89	Tech Data Corp. (a)	3,343

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
6	Technitrol, Inc.	176
86	Vishay Intertechnology, Inc. (a)	980
		14,848
	Energy Equipment & Services — 3.0%
13	Atwood Oceanics, Inc. (a)	1,283
73	Complete Production Services, Inc. (a)	1,314
72	ENSCO International, Inc.	4,274
296	Grey Wolf, Inc. (a)	1,578
35	Halliburton Co.	1,319
54	National Oilwell Varco, Inc. (a)	3,988
81	Noble Corp.	4,598
84	Oil States International, Inc. (a)	2,880
184	Patterson-UTI Energy, Inc.	3,601
45	Rowan Cos., Inc.	1,775
21	SEACOR Holdings, Inc. (a)	1,928
105	Superior Energy Services, Inc. (a)	3,628
50	Tidewater, Inc.	2,728
28	Transocean, Inc.	4,034
37	Unit Corp. (a)	1,693
		40,621
	Food & Staples Retailing — 0.6%
21	BJ’s Wholesale Club, Inc. (a)	712
90	Casey’s General Stores, Inc.	2,654
113	Kroger Co. (The)	3,026
63	SUPERVALU, Inc.	2,357
		8,749
	Food Products — 0.8%
12	Bunge Ltd.	1,357
42	Del Monte Foods Co.	400
151	Fresh Del Monte Produce, Inc. (Cayman Islands) (a)	5,069
143	Pilgrim’s Pride Corp.	4,149
		10,975
	Gas Utilities — 0.6%
60	Atmos Energy Corp.	1,691
55	Energen Corp.	3,564
57	New Jersey Resources Corp.	2,874
25	UGI Corp.	682
		8,811
	Health Care Equipment & Supplies — 1.9%
270	Align Technology, Inc. (a)	4,511
66	Baxter International, Inc.	3,854
51	Gen-Probe, Inc. (a)	3,230
59	Hologic, Inc. (a)	4,063
1	Integra LifeSciences Holdings Corp. (a)	33
17	Intuitive Surgical, Inc. (a)	5,419
78	Kinetic Concepts, Inc. (a)	4,191
		25,301
	Health Care Providers & Services — 4.1%
86	Aetna, Inc.	4,938
118	AMERIGROUP Corp. (a)	4,285
82	AmerisourceBergen Corp.	3,684
167	Apria Healthcare Group, Inc. (a)	3,594
62	Chemed Corp.	3,486
82	Cigna Corp.	4,395
58	Coventry Health Care, Inc. (a)	3,417
28	Express Scripts, Inc. (a)	2,076
46	Health Net, Inc. (a)	2,231
86	HealthSpring, Inc. (a)	1,648
54	Humana, Inc. (a)	4,102
2	LifePoint Hospitals, Inc. (a)	58
38	Lincare Holdings, Inc. (a)	1,339
66	Magellan Health Services, Inc. (a)	3,070
44	McKesson Corp.	2,891
49	Medco Health Solutions, Inc. (a)	4,997
112	WellCare Health Plans, Inc. (a)	4,736
		54,947
	Hotels, Restaurants & Leisure — 2.2%
84	Bob Evans Farms, Inc.	2,266
62	Carnival Corp.	2,774
132	CBRL Group, Inc.	4,276
97	Darden Restaurants, Inc.	2,695
133	Jack in the Box, Inc. (a)	3,429
73	McDonald’s Corp.	4,320
172	Sonic Corp. (a)	3,766
108	Wyndham Worldwide Corp.	2,544
29	Wynn Resorts Ltd.	3,261
		29,331
	Household Durables — 1.6%
172	American Greetings Corp., Class A	3,488
49	Black & Decker Corp.	3,407
20	Leggett & Platt, Inc.	342
15	Mohawk Industries, Inc. (a)	1,116
6	NVR, Inc. (a)	3,296
88	Tempur-Pedic International, Inc.	2,281
112	Tupperware Brands Corp.	3,705
45	Whirlpool Corp.	3,682
		21,317

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.1%
25	Church & Dwight Co., Inc.	1,336
	Independent Power Producers & Energy Traders — 0.6%
79	Mirant Corp. (a)	3,071
121	NRG Energy, Inc. (a)	5,244
		8,315
	Industrial Conglomerates — 0.9%
61	Teleflex, Inc.	3,842
78	Textron, Inc.	5,527
74	Tyco International Ltd. (Bermuda)	2,929
		12,298
	Insurance — 6.1%
69	ACE Ltd. (Bermuda)	4,236
34	Allied World Assurance Holdings Ltd. (Bermuda)	1,714
31	AMBAC Financial Group, Inc.	803
147	American Financial Group, Inc.	4,255
60	Arch Capital Group Ltd. (Bermuda) (a)	4,239
117	Aspen Insurance Holdings Ltd. (Bermuda)	3,388
87	Assurant, Inc.	5,833
139	Assured Guaranty Ltd. (Bermuda)	3,676
69	Chubb Corp. (The)	3,774
105	Endurance Specialty Holdings Ltd. (Bermuda)	4,386
36	Everest Re Group Ltd. (Bermuda)	3,616
39	Hartford Financial Services Group, Inc.	3,440
99	Max Capital Group Ltd. (Bermuda)	2,784
107	MBIA, Inc.	2,002
73	MetLife, Inc.	4,518
105	Montpelier Reinsurance Holdings Ltd. (Bermuda)	1,787
46	PartnerRe Ltd. (Bermuda)	3,830
142	Phoenix Cos., Inc. (The)	1,691
85	Platinum Underwriters Holdings Ltd. (Bermuda)	3,027
39	Prudential Financial, Inc.	3,589
27	RenaissanceRe Holdings Ltd. (Bermuda)	1,630
47	RLI Corp.	2,666
71	Safeco Corp.	3,949
76	Travelers Cos., Inc. (The)	4,102
4	W.R. Berkley Corp.	115
62	XL Capital Ltd., Class A (Bermuda)	3,110
		82,160
	Internet & Catalog Retail — 2.1%
64	Amazon.com, Inc. (a)	5,891
45	Blue Nile, Inc. (a)	3,056
126	Expedia, Inc. (a)	3,981
117	IAC/InterActive Corp. (a)	3,137
136	Netflix, Inc. (a)	3,619
128	NutriSystem, Inc. (a)	3,463
48	priceline.com, Inc. (a)	5,510
		28,657
	Internet Software & Services — 0.7%
156	SAVVIS, Inc. (a)	4,353
84	Sohu.com, Inc. (China) (a)	4,582
		8,935
	IT Services — 1.9%
107	Accenture Ltd., Class A (Bermuda)	3,840
43	Automatic Data Processing, Inc.	1,898
51	Broadridge Financial Solutions, Inc.	1,153
43	Cognizant Technology Solutions Corp., Class A (a)	1,475
77	Computer Sciences Corp. (a)	3,829
161	CSG Systems International, Inc. (a)	2,376
174	Electronic Data Systems Corp.	3,599
108	MPS Group, Inc. (a)	1,178
199	SAIC, Inc. (a)	4,010
435	Unisys Corp. (a)	2,059
		25,417
	Leisure Equipment & Products — 1.2%
58	Brunswick Corp.	981
258	Callaway Golf Co.	4,494
149	Eastman Kodak Co.	3,261
148	Hasbro, Inc.	3,776
83	Polaris Industries, Inc.	3,982
		16,494
	Life Sciences Tools & Services — 0.7%
46	Affymetrix, Inc. (a)	1,064
22	Charles River Laboratories International, Inc. (a)	1,438
42	Invitrogen Corp. (a)	3,958
44	Varian, Inc. (a)	2,895
		9,355
	Machinery — 3.0%
67	AGCO Corp. (a)	4,558
33	Cummins, Inc.	4,207
27	Deere & Co.	2,522
32	Eaton Corp.	3,146
114	Gardner Denver, Inc. (a)	3,776
74	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	3,426

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
108	Manitowoc Co., Inc. (The)	5,262
41	Oshkosh Truck Corp.	1,946
48	Parker-Hannifin Corp.	3,589
44	SPX Corp.	4,541
22	Toro Co.	1,173
113	Trinity Industries, Inc.	3,137
		41,283
	Marine — 0.6%
84	Genco Shipping & Trading Ltd.	4,623
77	Kirby Corp. (a)	3,578
		8,201
	Media — 3.0%
44	Central European Media Enterprises Ltd. (Bermuda) (a)	5,056
95	DreamWorks Animation SKG, Inc., Class A (a)	2,426
144	Idearc, Inc.	2,534
121	Liberty Global, Inc., Class A (a)	4,759
37	Liberty Media Corp. - Capital, Class A (a)	4,328
44	McGraw-Hill Cos., Inc. (The)	1,938
54	Meredith Corp.	2,993
86	Omnicom Group, Inc.	4,103
158	Regal Entertainment Group, Class A	2,858
29	RH Donnelley Corp. (a)	1,042
112	Scholastic Corp. (a)	3,896
97	Viacom, Inc. (a)	4,275
		40,208
	Metals & Mining — 2.2%
113	AK Steel Holding Corp. (a)	5,205
69	Carpenter Technology Corp.	5,207
39	Freeport-McMoRan Copper & Gold, Inc., Class B	4,021
75	Reliance Steel & Aluminum Co.	4,063
30	Southern Copper Corp.	3,118
13	Steel Dynamics, Inc.	775
41	United States Steel Corp.	4,981
135	Worthington Industries, Inc.	2,422
		29,792
	Multi-Utilities — 1.7%
219	CenterPoint Energy, Inc.	3,748
239	CMS Energy Corp.	4,162
46	Dominion Resources, Inc.	2,177
28	DTE Energy Co.	1,229
181	NiSource, Inc.	3,414
30	PG&E Corp.	1,285
16	Public Service Enterprise Group, Inc.	1,568
30	Sempra Energy	1,847
96	Vectren Corp.	2,787
65	Xcel Energy, Inc.	1,476
		23,693
	Multiline Retail — 0.8%
150	Big Lots, Inc. (a)	2,403
128	Dollar Tree Stores, Inc. (a)	3,322
132	Family Dollar Stores, Inc.	2,535
49	J.C. Penney Co., Inc.	2,142
		10,402
	Oil, Gas & Consumable Fuels — 3.8%
24	Alon USA Energy, Inc.	654
51	Apache Corp.	5,525
71	Comstock Resources, Inc. (a)	2,423
36	ConocoPhillips	3,145
36	Devon Energy Corp.	3,212
71	El Paso Corp.	1,232
112	Frontier Oil Corp.	4,549
98	Frontline Ltd. (Bermuda)	4,687
49	Mariner Energy, Inc. (a)	1,126
127	Massey Energy Co.	4,533
69	Noble Energy, Inc.	5,510
68	Occidental Petroleum Corp.	5,270
22	Quicksilver Resources, Inc. (a)	1,339
31	St. Mary Land & Exploration Co.	1,185
53	Swift Energy Co. (a)	2,312
40	Valero Energy Corp.	2,808
87	W&T Offshore, Inc.	2,615
		52,125
	Paper & Forest Products — 0.2%
397	Domtar Corp. (Canada) (a)	3,051
	Personal Products — 0.5%
99	Herbalife Ltd. (Bermuda)	3,985
108	NBTY, Inc. (a)	2,949
		6,934
	Pharmaceuticals — 3.5%
72	Abbott Laboratories	4,044
210	Biovail Corp. (Canada)	2,825
167	Bristol-Myers Squibb Co.	4,429
77	Eli Lilly & Co.	4,122
151	Endo Pharmaceuticals Holdings, Inc. (a)	4,035
98	Forest Laboratories, Inc. (a)	3,566

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
298	King Pharmaceuticals, Inc. (a)	3,053
153	Medicis Pharmaceutical Corp., Class A	3,978
36	MGI Pharma, Inc. (a)	1,461
148	Perrigo Co.	5,199
94	Pfizer, Inc.	2,144
90	Schering-Plough Corp.	2,407
163	Valeant Pharmaceuticals International (a)	1,949
136	Watson Pharmaceuticals, Inc. (a)	3,681
16	Wyeth	712
		47,605
	Real Estate Investment Trusts (REITs) — 0.4%
87	CapitalSource, Inc.	1,529
97	DCT Industrial Trust, Inc.	903
40	Duke Realty Corp.	1,052
26	Equity Residential	939
30	Pennsylvania Real Estate Investment Trust	888
		5,311
	Real Estate Management & Development — 0.1%
48	Brookfield Properties Corp. (Canada)	925
	Road & Rail — 0.9%
57	Con-way, Inc.	2,385
71	CSX Corp.	3,139
36	Kansas City Southern Industries, Inc. (a)	1,226
24	Union Pacific Corp.	3,045
106	YRC Worldwide, Inc. (a)	1,810
		11,605
	Semiconductors & Semiconductor Equipment — 4.1%
489	Amkor Technology, Inc. (a)	4,167
95	Cymer, Inc. (a)	3,708
291	Entegris, Inc. (a)	2,514
132	International Rectifier Corp. (a)	4,469
100	Lam Research Corp. (a)	4,339
53	MEMC Electronic Materials, Inc. (a)	4,646
5	MKS Instruments, Inc. (a)	89
153	Novellus Systems, Inc. (a)	4,216
49	NVIDIA Corp. (a)	1,671
503	ON Semiconductor Corp. (a)	4,464
795	RF Micro Devices, Inc. (a)	4,542
50	Sigma Designs, Inc. (a)	2,769
60	Silicon Laboratories, Inc. (a)	2,250
419	Skyworks Solutions, Inc. (a)	3,563
48	STMicroelectronics N.V. (Switzerland)	681
87	Teradyne, Inc. (a)	896
49	Varian Semiconductor Equipment Associates, Inc. (a)	1,808
205	Zoran Corp. (a)	4,605
		55,397
	Software — 2.9%
120	Activision, Inc. (a)	3,569
94	BMC Software, Inc. (a)	3,333
139	CA, Inc.	3,475
266	Cadence Design Systems, Inc. (a)	4,519
484	Compuware Corp. (a)	4,300
109	Macrovision Corp. (a)	2,001
67	McAfee, Inc. (a)	2,508
9	Microsoft Corp.	308
665	Novell, Inc. (a)	4,570
62	Parametric Technology Corp. (a)	1,099
94	Sybase, Inc. (a)	2,461
238	Symantec Corp. (a)	3,839
148	Synopsys, Inc. (a)	3,842
		39,824
	Specialty Retail — 4.6%
41	Abercrombie & Fitch Co., Class A	3,310
174	Aeropostale, Inc. (a)	4,599
174	American Eagle Outfitters, Inc.	3,615
36	AutoZone, Inc. (a)	4,322
82	Barnes & Noble, Inc.	2,823
102	Bed Bath & Beyond, Inc. (a)	2,990
78	Best Buy Co., Inc.	4,120
158	Brown Shoe Co., Inc.	2,389
207	Charming Shoppes, Inc. (a)	1,121
77	Collective Brands, Inc. (a)	1,343
259	Dress Barn, Inc. (a)	3,242
63	GameStop Corp., Class A (a)	3,931
41	Gap, Inc. (The)	880
67	Guess?, Inc.	2,552
48	Gymboree Corp. (a)	1,469
128	Men’s Wearhouse, Inc.	3,455
127	OfficeMax, Inc.	2,619
82	Penske Auto Group, Inc.	1,428
188	RadioShack Corp.	3,177
67	Sherwin-Williams Co. (The)	3,882
71	Tiffany & Co.	3,281
75	TJX Cos., Inc.	2,161
		62,709

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.8%
153	Carter’s, Inc. (a)	2,960
17	Columbia Sportswear Co.	738
23	Deckers Outdoor Corp. (a)	3,490
118	Fossil, Inc. (a)	4,946
39	Jones Apparel Group, Inc.	623
53	Nike, Inc., Class B	3,417
29	Phillips-Van Heusen Corp.	1,062
31	V.F. Corp.	2,109
128	Warnaco Group, Inc. (The) (a)	4,470
		23,815
	Thrifts & Mortgage Finance — 0.2%
148	Sovereign Bancorp, Inc.	1,688
30	Washington Mutual, Inc.	413
		2,101
	Tobacco — 0.6%
46	Altria Group, Inc.	3,455
2	Reynolds American, Inc.	155
95	Universal Corp.	4,887
		8,497
	Trading Companies & Distributors — 0.7%
47	Aircastle Ltd.	1,247
79	Applied Industrial Technologies, Inc.	2,293
85	GATX Corp.	3,106
71	WESCO International, Inc. (a)	2,834
		9,480
	Wireless Telecommunication Services — 0.3%
61	Telephone & Data Systems, Inc.	3,810
	Total Long-Term Investments (Cost $1,163,653)	1,241,863
Short-Term Investment — 2.8%
	Investment Company — 2.8%
37,443	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $37,443)	37,443
	Total Investments — 94.4% (Cost $1,201,096)	1,279,306
	Other Assets in Excess of Liabilities — 5.6%	75,702
	NET ASSETS — 100.0%	$1,355,008

Short Positions — 92.4%
	Common Stocks — 92.4%
	Aerospace & Defense — 1.0%
187	Hexcel Corp. (a)	4,540
41	Moog, Inc., Class A (a)	1,877
53	Rockwell Collins, Inc.	3,812
106	Spirit Aerosystems Holdings, Inc., Class A (a)	3,672
		13,901
	Air Freight & Logistics — 0.4%
25	CH Robinson Worldwide, Inc.	1,334
88	Expeditors International of Washington, Inc.	3,948
9	Hub Group, Inc., Class A (a)	226
		5,508
	Airlines — 0.6%
418	Airtran Holdings, Inc. (a)	2,989
168	JetBlue Airways Corp. (a)	991
295	Southwest Airlines Co.	3,596
		7,576
	Auto Components — 0.3%
33	Johnson Controls, Inc.	1,184
111	Tenneco, Inc. (a)	2,896
		4,080
	Beverages — 1.3%
63	Brown-Forman Corp.,	4,697
66	Central European Distribution Corp. (a)	3,859
57	Coca-Cola Co. (The)	3,505
215	Constellation Brands, Inc., Class A (a)	5,082
		17,143
	Biotechnology — 1.5%
25	Alexion Pharmaceuticals, Inc. (a)	1,910
8	Celgene Corp. (a)	377
21	Genentech, Inc. (a)	1,411
106	Gilead Sciences, Inc. (a)	4,872
90	ImClone Systems, Inc. (a)	3,849
48	Onyx Pharmaceuticals, Inc. (a)	2,697
45	OSI Pharmaceuticals, Inc. (a)	2,185
36	United Therapeutics Corp. (a)	3,514
		20,815
	Building Products — 0.6%
213	Owens Corning, Inc. (a)	4,298
90	USG Corp. (a)	3,224
		7,522

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — 3.1%
50	Bank of New York Mellon Corp. (The)	2,425
25	Bear Stearns Cos., Inc. (The)	2,244
172	Charles Schwab Corp. (The)	4,401
72	Cohen & Steers, Inc.	2,158
90	Federated Investors, Inc., Class B	3,718
5	Franklin Resources, Inc.	550
22	GFI Group, Inc. (a)	2,084
60	Investment Technology Group, Inc. (a)	2,847
120	Jefferies Group, Inc.	2,769
319	Knight Capital Group, Inc., Class A (a)	4,594
43	Legg Mason, Inc.	3,132
65	T. Rowe Price Group, Inc.	3,955
110	TD Ameritrade Holding Corp. (a)	2,199
124	Waddell & Reed Financial, Inc.,	4,457
		41,533
	Chemicals — 1.7%
16	Air Products & Chemicals, Inc.	1,541
43	Airgas, Inc.	2,257
34	Albemarle Corp.	1,422
93	Ecolab, Inc.	4,752
45	FMC Corp.	2,430
67	International Flavors & Fragrances, Inc.	3,242
41	Mosaic Co. (The) (a)	3,905
23	Rohm & Haas Co.	1,240
33	Scotts Miracle-Gro Co. (The), Class A	1,235
72	Valspar Corp.	1,621
		23,645
	Commercial Banks — 2.3%
32	Cullen/Frost Bankers, Inc.	1,638
90	First Community Bancorp, Inc.	3,711
180	First Horizon National Corp.	3,259
107	First Midwest Bancorp, Inc.	3,270
274	Huntington Bancshares, Inc.	4,048
285	National City Corp.	4,685
57	PNC Financial Services Group, Inc.	3,728
373	Popular, Inc.	3,956
24	Regions Financial Corp.	556
106	Valley National Bancorp	2,028
22	Wilmington Trust Corp.	772
		31,651
	Commercial Services & Supplies — 3.5%
63	Avery Dennison Corp.	3,351
130	ChoicePoint, Inc. (a)	4,745
48	Cintas Corp.	1,603
141	Corrections Corp. of America (a)	4,157
144	Covanta Holding Corp. (a)	3,971
122	Equifax, Inc.	4,443
132	GEO Group, Inc. (The) (a)	3,682
59	IHS, Inc., Class A (a)	3,588
30	Mine Safety Appliances Co.	1,556
116	Pitney Bowes, Inc.	4,400
161	Resources Connection, Inc.	2,923
174	Tetra Tech, Inc. (a)	3,739
156	Waste Management, Inc.	5,091
		47,249
	Communications Equipment — 1.4%
76	Adtran, Inc.	1,623
136	F5 Networks, Inc. (a)	3,888
270	JDS Uniphase Corp. (a)	3,592
226	Motorola, Inc.	3,618
50	QUALCOMM, Inc.	1,974
682	Sonus Networks, Inc. (a)	3,977
		18,672
	Computers & Peripherals — 1.3%
567	Brocade Communications Systems, Inc. (a)	4,164
44	Dell, Inc. (a)	1,088
90	Diebold, Inc.	2,621
120	Electronics for Imaging, Inc. (a)	2,702
116	EMC Corp. (a)	2,150
171	Intermec, Inc. (a)	3,466
52	SanDisk Corp. (a)	1,738
		17,929
	Construction & Engineering — 0.8%
173	Aecom Technology Corp. (a)	4,956
11	Foster Wheeler Ltd. (a)	1,693
142	Quanta Services, Inc. (a)	3,738
14	Shaw Group, Inc. (The) (a)	867
		11,254
	Construction Materials — 1.1%
111	Eagle Materials, Inc.	3,952
31	Martin Marietta Materials, Inc.	4,170
62	Texas Industries, Inc.	4,333
40	Vulcan Materials Co.	3,170
		15,625

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Containers & Packaging — 0.6%
76	AptarGroup, Inc.	3,129
109	Bemis Co.	2,972
23	Crown Holdings, Inc. (a)	580
3	Greif, Inc., Class A	211
18	Sealed Air Corp.	421
1	Silgan Holdings, Inc.	43
22	Smurfit-Stone Container Corp. (a)	230
22	Temple-Inland, Inc.	455
		8,041
	Distributors — 0.5%
51	Genuine Parts Co.	2,343
230	LKQ Corp. (a)	4,845
		7,188
	Diversified Consumer Services — 1.0%
144	Career Education Corp. (a)	3,622
237	Corinthian Colleges, Inc. (a)	3,656
107	Jackson Hewitt Tax Service, Inc.	3,393
15	Strayer Education, Inc.	2,542
		13,213
	Diversified Financial Services — 0.8%
7	Guaranty Financial Group, Inc. (a)	117
55	Nasdaq Stock Market, Inc. (The) (a)	2,739
31	Nymex Holdings Inc	4,128
49	NYSE Euronext	4,304
		11,288
	Diversified Telecommunication Services — 0.9%
269	Citizens Communications Co.	3,431
1,572	Level 3 Communications, Inc. (a)	4,779
168	Time Warner Telecom, Inc., Class A (a)	3,416
		11,626
	Electric Utilities — 2.7%
74	Allegheny Energy, Inc.	4,726
149	Cleco Corp.	4,129
32	Entergy Corp.	3,860
45	Exelon Corp.	3,682
44	FPL Group, Inc.	3,016
45	Great Plains Energy, Inc.	1,328
124	Hawaiian Electric Industries, Inc.	2,818
61	ITC Holdings Corp.	3,460
124	Northeast Utilities	3,868
227	Sierra Pacific Resources	3,862
30	Southern Co. (The)	1,147
18	Westar Energy, Inc.	456
		36,352
	Electrical Equipment — 1.1%
24	Ametek, Inc.	1,106
76	Baldor Electric Co.	2,570
95	Brady Corp., Class A	3,350
137	Energy Conversion Devices, Inc. (a)	4,614
58	Roper Industries, Inc.	3,629
		15,269
	Electronic Equipment & Instruments — 2.1%
15	Agilent Technologies, Inc. (a)	564
8	Anixter International, Inc. (a)	479
174	Benchmark Electronics, Inc. (a)	3,092
197	Cogent, Inc. (a)	2,200
97	Daktronics, Inc.	2,189
114	Flir Systems, Inc. (a)	3,578
55	Itron, Inc. (a)	5,272
15	L-1 Identity Solutions Inc (a)	276
157	Molex, Inc.	4,288
52	National Instruments Corp.	1,742
109	Trimble Navigation Ltd. (a)	3,309
29	Tyco Electronics Ltd. (Bermuda)	1,059
		28,048
	Energy Equipment & Services — 2.8%
48	Baker Hughes, Inc.	3,912
33	BJ Services Co.	799
91	CARBO Ceramics, Inc.	3,399
68	Dril-Quip, Inc. (a)	3,788
28	Grant Prideco, Inc. (a)	1,545
48	Helmerich & Payne, Inc.	1,926
205	Hercules Offshore, Inc. (a)	4,884
173	Nabors Industries Ltd. (Bermuda) (a)	4,728
39	Schlumberger Ltd.	3,845
270	Tetra Technologies, Inc. (a)	4,202
64	Weatherford International Ltd. (a)	4,412
		37,440
	Food & Staples Retailing — 1.9%
95	CVS/Caremark Corp.	3,760
129	Great Atlantic & Pacific Tea Co., Inc. (a)	4,028
1,243	Rite Aid Corp. (a)	3,469
56	Ruddick Corp.	1,931
173	United Natural Foods, Inc. (a)	5,486
87	Walgreen Co.	3,308
86	Whole Foods Market, Inc.	3,525
		25,507

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — 2.1%
93	Archer-Daniels-Midland Co.	4,331
95	Campbell Soup Co.	3,388
175	Dean Foods Co.	4,534
101	Hershey Co. (The)	3,983
1	Hormel Foods Corp.	39
115	McCormick & Co., Inc.	4,359
8	Ralcorp Holdings, Inc. (a)	461
153	Smithfield Foods, Inc. (a)	4,439
61	Wm. Wrigley, Jr., Co.	3,563
		29,097
	Gas Utilities — 1.5%
118	AGL Resources, Inc.	4,434
92	Equitable Resources, Inc.	4,922
23	National Fuel Gas Co.	1,064
40	Northwest Natural Gas Co.	1,950
100	Piedmont Natural Gas Co.	2,609
20	Questar Corp.	1,062
88	Southern Union Co.	2,588
43	Southwest Gas Corp.	1,272
		19,901
	Health Care Equipment & Supplies — 3.9%
166	Advanced Medical Optics, Inc. (a)	4,073
26	Alcon, Inc. (Switzerland)	3,679
311	American Medical Systems Holdings, Inc. (a)	4,492
311	Boston Scientific Corp. (a)	3,621
92	Cooper Cos., Inc. (The)	3,493
66	Covidien Ltd. (Bermuda)	2,920
58	Haemonetics Corp. (a)	3,686
109	Hospira, Inc. (a)	4,637
37	Immucor, Inc. (a)	1,262
18	Inverness Medical Innovations, Inc. (a)	988
51	Medtronic, Inc.	2,552
59	NuVasive, Inc. (a)	2,334
99	ResMed, Inc. (a)	5,225
84	Respironics, Inc. (a)	5,521
94	West Pharmaceutical Services, Inc.	3,823
		52,306
	Health Care Providers & Services — 2.7%
131	Brookdale Senior Living, Inc.	3,720
145	Community Health Systems, Inc. (a)	5,349
23	DaVita, Inc. (a)	1,283
82	Health Management Associates, Inc., Class A	490
79	Healthways, Inc. (a)	4,607
144	Omnicare, Inc.	3,274
19	Owens & Minor, Inc.	807
107	Patterson Cos., Inc. (a)	3,630
137	PSS World Medical, Inc. (a)	2,673
59	Quest Diagnostics, Inc.	3,105
70	Universal Health Services, Inc., Class B	3,604
88	VCA Antech, Inc. (a)	3,909
		36,451
	Health Care Technology — 0.9%
213	Allscripts Healthcare Solutions, Inc. (a)	4,143
1	Cerner Corp. (a)	51
303	HLTH Corp. (a)	4,065
184	IMS Health, Inc.	4,243
		12,502
	Hotels, Restaurants & Leisure — 3.1%
78	Ameristar Casinos, Inc.	2,156
208	Cheesecake Factory, Inc. (The) (a)	4,929
69	Gaylord Entertainment Co. (a)	2,793
36	Las Vegas Sands Corp. (a)	3,685
77	Life Time Fitness, Inc. (a)	3,834
65	Orient-Express Hotels Ltd., Class H (Bermuda)	3,718
91	Panera Bread Co., Class A (a)	3,276
141	Pinnacle Entertainment, Inc. (a)	3,327
143	Scientific Games Corp. (a)	4,768
187	Starbucks Corp. (a)	3,835
68	Tim Hortons, Inc. (Canada)	2,521
69	WMS Industries, Inc. (a)	2,538
28	Yum! Brands, Inc.	1,058
		42,438
	Household Durables — 1.6%
193	Centex Corp.	4,868
253	D.R. Horton, Inc.	3,328
26	Fortune Brands, Inc.	1,906
15	Harman International Industries, Inc.	1,087
206	Lennar Corp., Class A	3,689
105	MDC Holdings, Inc.	3,891
219	Pulte Homes, Inc.	2,311
		21,080
	Household Products — 0.2%
38	Colgate-Palmolive Co.	2,925

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Independent Power Producers & Energy Traders — 0.4%
35		Constellation Energy Group, Inc.	3,638
39		Ormat Technologies, Inc.	2,132
			5,770
		Industrial Conglomerates — 0.6%
37		3M Co.	3,102
120		General Electric Co.	4,460
			7,562
		Insurance — 2.9%
65		Aflac, Inc.	4,041
162		Arthur J. Gallagher & Co.	3,917
45		Brown & Brown, Inc.	1,049
—	(h)	Cincinnati Financial Corp.	4
377		Conseco, Inc. (a)	4,732
234		Fidelity National Financial, Inc., Class A	3,426
79		First American Corp.	2,708
68		Hilb, Rogal & Hobbs Co.	2,746
3		Markel Corp. (a)	1,639
176		Marsh & McLennan Cos., Inc.	4,665
18		Mercury General Corp.	917
43		Odyssey Re Holdings, Corp.	1,587
249		Old Republic International Corp.	3,831
242		Progressive Corp. (The)	4,644
			39,906
		Internet & Catalog Retail — 0.4%
262		Liberty Media Corp. — Interactive (a)	5,000
		Internet Software & Services — 1.8%
123		Akamai Technologies, Inc. (a)	4,253
239		CNET Networks, Inc. (a)	2,187
42		DealerTrack Holdings, Inc. (a)	1,390
102		Digital River, Inc. (a)	3,368
36		Equinix, Inc. (a)	3,613
63		Omniture, Inc. (a)	2,110
118		VeriSign, Inc. (a)	4,455
141		Yahoo!, Inc. (a)	3,290
			24,666
		IT Services — 2.1%
743		BearingPoint, Inc. (a)	2,103
92		Euronet Worldwide, Inc. (a)	2,759
36		Fidelity National Information Services, Inc.	1,493
192		Gartner, Inc. (a)	3,373
108		Iron Mountain, Inc. (a)	3,992
75		Paychex, Inc.	2,723
196		Perot Systems Corp., Class A (a)	2,641
106		VeriFone Holdings, Inc. (a)	2,462
167		Western Union Co. (The)	4,060
86		Wright Express Corp. (a)	3,037
			28,643
		Leisure Equipment & Products — 0.3%
121		Mattel, Inc.	2,307
93		Pool Corp.	1,848
			4,155
		Life Sciences Tools & Services — 1.1%
16		Covance, Inc. (a)	1,366
51		Millipore Corp. (a)	3,723
120		Pharmaceutical Product Development, Inc.	4,855
17		Techne Corp. (a)	1,105
78		Thermo Fisher Scientific, Inc. (a)	4,516
			15,565
		Machinery — 3.7%
71		Briggs & Stratton Corp.	1,619
57		Bucyrus International, Inc.	5,670
70		Clarcor, Inc.	2,670
18		Danaher Corp.	1,598
99		Donaldson Co., Inc.	4,609
120		ESCO Technologies, Inc. (a)	4,784
18		Flowserve Corp.	1,749
117		Graco, Inc.	4,368
128		IDEX Corp.	4,618
88		Joy Global, Inc.	5,810
85		Kaydon Corp.	4,644
53		Nordson Corp.	3,098
85		PACCAR, Inc.	4,628
			49,865
		Marine — 0.3%
68		Alexander & Baldwin, Inc.	3,496
		Media — 2.3%
81		Arbitron, Inc.	3,386
132		Discovery Holding Co., Class A (a)	3,326
1		E.W. Scripps Co., Class A	52
279		Gemstar-TV Guide International, Inc. (a)	1,328
94		Getty Images, Inc. (a)	2,727
15		Interactive Data Corp.	487
113		Interpublic Group of Companies, Inc. (The) (a)	919
80		Lamar Advertising Co., Class A	3,870
102		Live Nation, Inc. (a)	1,476
146		News Corp., Class A	2,987

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
1,205	Sirius Satellite Radio, Inc. (a)	3,651
171	Virgin Media, Inc.	2,937
13	Walt Disney Co. (The)	426
5	Washington Post Co. (The), Class B	3,854
		31,426
	Metals & Mining — 0.5%
49	Newmont Mining Corp.	2,378
143	Titanium Metals Corp.	3,794
		6,172
	Multi-Utilities — 0.8%
85	Ameren Corp.	4,595
96	Black Hills Corp.	4,252
45	Integrys Energy Group, Inc.	2,320
2	Wisconsin Energy Corp.	75
		11,242
	Multiline Retail — 1.1%
236	Dillard’s, Inc., Class A	4,425
22	Kohl’s Corp. (a)	989
100	Nordstrom, Inc.	3,667
192	Saks, Inc. (a)	3,978
10	Sears Holdings Corp. (a)	1,062
18	Target Corp.	893
		15,014
	Office Electronics — 0.1%
26	Zebra Technologies Corp., Class A (a)	909
	Oil, Gas & Consumable Fuels — 5.9%
149	Alpha Natural Resources, Inc. (a)	4,850
142	Arch Coal, Inc.	6,372
3	Berry Petroleum Co., Class A	111
67	Bill Barrett Corp. (a)	2,793
122	Cabot Oil & Gas Corp.	4,945
137	Cheniere Energy, Inc. (a)	4,463
119	Cimarex Energy Co.	5,046
84	CNX Gas Corp. (a)	2,675
83	Consol Energy, Inc.	5,904
159	Delta Petroleum Corp. (a)	3,000
107	Encore Acquisition Co. (a)	3,579
20	EOG Resources, Inc.	1,771
238	EXCO Resources, Inc. (a)	3,682
103	Foundation Coal Holdings, Inc.	5,394
12	Holly Corp.	609
42	Murphy Oil Corp.	3,558
84	Peabody Energy Corp.	5,156
75	Pioneer Natural Resources Co.	3,687
20	Southwestern Energy Co. (a)	1,104
120	Spectra Energy Corp.	3,103
46	Teekay Corp. (Bahamas)	2,466
88	Tesoro Corp.	4,205
30	World Fuel Services Corp.	880
		79,353
	Paper & Forest Products — 0.9%
274	Louisiana-Pacific Corp.	3,744
117	MeadWestvaco Corp.	3,665
60	Weyerhaeuser Co.	4,398
		11,807
	Personal Products — 0.4%
91	Avon Products, Inc.	3,594
59	Estee Lauder Cos., Inc. (The),	2,566
		6,160
	Pharmaceuticals — 0.8%
72	Adams Respiratory Therapeutics, Inc. (a)	4,316
84	Barr Pharmaceuticals, Inc. (a)	4,473
105	Mylan Laboratories, Inc.	1,479
		10,268
	Real Estate Investment Trusts (REITs) — 0.5%
30	Apartment Investment & Management Co.	1,037
25	Cousins Properties, Inc.	548
56	Douglas Emmett, Inc.	1,269
62	Equity One, Inc.	1,434
3	Essex Property Trust, Inc.	278
17	First Industrial Realty Trust, Inc.	575
11	Post Properties, Inc.	381
53	UDR, Inc.	1,047
		6,569
	Real Estate Management & Development — 0.0% (g)
7	Forestar Real Estate Group, Inc. (a)	172
	Road & Rail — 0.8%
231	Avis Budget Group, Inc. (a)	2,999
20	Burlington Northern Santa Fe Corp.	1,673
155	Heartland Express, Inc.	2,193
244	Knight Transportation, Inc.	3,616
		10,481

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 3.8%
410	Advanced Micro Devices, Inc. (a)	3,072
178	Altera Corp.	3,441
35	Analog Devices, Inc.	1,098
320	Atmel Corp. (a)	1,381
124	ATMI, Inc. (a)	3,984
91	Cree, Inc. (a)	2,506
107	Cypress Semiconductor Corp. (a)	3,838
77	Hittite Microwave Corp. (a)	3,656
396	LSI Corp. (a)	2,102
102	Microchip Technology, Inc.	3,201
510	Micron Technology, Inc. (a)	3,701
145	Microsemi Corp. (a)	3,220
255	Rambus, Inc. (a)	5,341
163	Sirf Technology Holdings, Inc. (a)	4,106
645	Spansion, Inc., Class A (a)	2,536
115	Tessera Technologies, Inc. (a)	4,774
		51,957
	Software — 2.8%
85	ANSYS, Inc. (a)	3,523
56	Concur Technologies, Inc. (a)	2,013
98	Electronic Arts, Inc. (a)	5,723
13	Factset Research Systems, Inc.	727
145	Intuit, Inc. (a)	4,583
48	MICROS Systems, Inc. (a)	3,346
121	Net 1 UEPS Technologies, Inc. (South Africa) (a)	3,550
117	Red Hat, Inc. (a)	2,444
83	Take-Two Interactive Software, Inc. (a)	1,536
202	THQ, Inc. (a)	5,693
585	TIBCO Software, Inc. (a)	4,723
		37,861
	Specialty Retail — 2.6%
48	Aaron Rents, Inc.	929
81	Bebe Stores, Inc.	1,038
87	Borders Group, Inc.	926
115	Cabela’s, Inc. (a)	1,727
232	CarMax, Inc. (a)	4,587
263	Chico’s FAS, Inc. (a)	2,374
668	Circuit City Stores, Inc.	2,806
5	J Crew Group, Inc. (a)	243
193	Limited Brands, Inc.	3,658
124	O’Reilly Automotive, Inc. (a)	4,011
93	Office Depot, Inc. (a)	1,300
159	Pacific Sunwear of California, Inc. (a)	2,249
172	Talbots, Inc.	2,038
96	Tractor Supply Co. (a)	3,448
43	Urban Outfitters, Inc. (a)	1,185
206	Zale Corp. (a)	3,316
		35,835
	Textiles, Apparel & Luxury Goods — 0.9%
46	Hanesbrands, Inc. (a)	1,246
176	Liz Claiborne, Inc.	3,575
305	Quiksilver, Inc. (a)	2,615
165	Timberland Co., Class A (a)	2,988
41	Under Armour, Inc., Class A (a)	1,785
		12,209
	Thrifts & Mortgage Finance — 1.5%
197	Countrywide Financial Corp.	1,763
8	Fannie Mae	305
94	Freddie Mac	3,206
145	MGIC Investment Corp.	3,255
176	NewAlliance Bancshares, Inc.	2,032
261	People’s United Financial, Inc.	4,645
341	PMI Group, Inc. (The)	4,534
		19,740
	Trading Companies & Distributors — 0.5%
113	Fastenal Co.	4,548
43	UAP Holding Corp.	1,651
27	Watsco, Inc.	988
		7,187
	Water Utilities — 0.3%
186	Aqua America, Inc.	3,952
	Wireless Telecommunication Services — 1.0%
95	American Tower Corp., Class A (a)	4,038
113	Crown Castle International Corp. (a)	4,703
131	MetroPCS Communications, Inc. (a)	2,545
34	NII Holdings, Inc. (a)	1,649
66	Sprint Nextel Corp.	864
		13,799
	Total Short Positions (Proceeds $1,331,283)	$1,251,516

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
		Common Stocks — 96.6%
		Beverages — 3.4%
185		Anheuser-Busch Cos., Inc.	9,698
25		Diageo plc ADR (United Kingdom)	2,146
100		Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	3,817
			15,661
		Capital Markets — 5.0%
260		Charles Schwab Corp. (The)	6,643
500		W.P. Carey & Co. LLC	16,600
			23,243
		Chemicals — 1.0%
115		Albemarle Corp.	4,744
		Commercial Banks — 11.3%
100		M&T Bank Corp.	8,157
65		SunTrust Banks, Inc.	4,062
950		Synovus Financial Corp.	22,876
360		United Community Banks, Inc.	5,688
212		Wachovia Corp.	8,068
100		Wilmington Trust Corp.	3,520
			52,371
		Communications Equipment — 0.5%
55		QUALCOMM, Inc.	2,164
		Construction Materials — 2.0%
275		Cemex S.A.B. de C.V. ADR (Mexico) (a)	7,116
25		Vulcan Materials Co.	1,977
			9,093
		Consumer Finance — 1.0%
90		American Express Co.	4,682
		Containers & Packaging — 1.6%
100		Rock-Tenn Co., Class A	2,541
225		Temple-Inland, Inc.	4,700
			7,241
		Distributors — 0.6%
60		Genuine Parts Co.	2,778
		Diversified Financial Services — 1.5%
105		Guaranty Financial Group, Inc. (a)	1,680
155		Onex Corp. (Canada)	5,495
			7,175
		Diversified Telecommunication Services — 1.4%
494		Windstream Corp.	6,434
		Electrical Equipment — 1.0%
140		Baldor Electric Co.	4,712
		Energy Equipment & Services — 3.1%
215		RPC, Inc.	2,518
130		SEACOR Holdings, Inc. (a)	12,056	>
			14,574
		Food & Staples Retailing — 1.6%
123		Great Atlantic & Pacific Tea Co., Inc. (a)	3,847
100		SUPERVALU, Inc.	3,752
			7,599
		Food Products — 1.0%
460		B&G Foods, Inc., Class A	4,697
		Gas Utilities — 0.7%
75		ONEOK, Inc.	3,358
		Health Care Providers & Services — 5.1%
105		Community Health Systems, Inc. (a)	3,870
160		Coventry Health Care, Inc. (a)	9,480
204		National Healthcare Corp.	10,533
			23,883
		Hotels, Restaurants & Leisure — 0.3%
20		McDonald’s Corp.	1,178
		Household Durables — 1.2%
75		Fortune Brands, Inc.	5,427
		Industrial Conglomerates — 1.2%
155		Carlisle Cos., Inc.	5,740
		Insurance — 9.7%
130		Assurant, Inc.	8,697
—	(h)	Berkshire Hathaway, Inc., Class A (a)	3,540
120		Loews Corp.	6,041
600		Old Republic International Corp.	9,246
300		OneBeacon Insurance Group Ltd.	6,450
200		ProAssurance Corp. (a)	10,984
			44,958
		Machinery — 2.4%
50		Joy Global, Inc.	3,291
80		Kennametal, Inc.	3,029
100		Oshkosh Truck Corp.	4,726
			11,046
		Media — 7.1%
300		Belo Corp., Class A	5,232
150		Cablevision Systems Corp., Class A (a)	3,675
363		Clear Channel Communications, Inc.	12,520

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
200	Entercom Communications Corp., Class A	2,738
265	Lin TV Corp., Class A (a)	3,225
75	McClatchy Co., Class A	939
6	Washington Post Co. (The), Class B	4,749
		33,078
	Metals & Mining — 1.2%
55	Cleveland-Cliffs, Inc.	5,544
	Oil, Gas & Consumable Fuels — 10.2%
205	Devon Energy Corp.	18,226
80	Energy Transfer Equity LP	2,818
99	Kinder Morgan Management LLC (a)	5,224
100	NuStar GP Holdings LLC	2,855
170	Teekay Corp. (Bahamas)	9,046
260	Williams Cos., Inc.	9,303
		47,472
	Pharmaceuticals — 1.0%
80	Merck & Co., Inc.	4,649
	Real Estate Investment Trusts (REITs) — 6.3%
386	Agree Realty Corp.	11,603
370	National Health Investors, Inc.	10,323
40	Plum Creek Timber Co., Inc.	1,842
30	PS Business Parks, Inc.	1,576
30	Public Storage	2,202
40	Rayonier, Inc.	1,890
		29,436
	Real Estate Management & Development — 2.5%
130	Brookfield Asset Management, Inc., Class A (Canada)	4,637
240	Brookfield Properties Co. (Canada)	4,620
105	Forestar Real Estate Group, Inc. (a)	2,477
		11,734
	Software — 0.6%
80	Microsoft Corp.	2,848
	Specialty Retail — 5.3%
175	AutoNation, Inc. (a)	2,741
45	AutoZone, Inc. (a)	5,396
100	Bed Bath & Beyond, Inc. (a)	2,939
165	Home Depot, Inc.	4,445
130	Staples, Inc.	2,999
215	TJX Cos., Inc.	6,177
		24,697
	Textiles, Apparel & Luxury Goods — 2.6%
100	Columbia Sportswear Co.	4,409
115	V.F. Corp.	7,896
		12,305
	Thrifts & Mortgage Finance — 1.5%
387	People’s United Financial, Inc.	6,890
	Tobacco — 0.5%
30	Altria Group, Inc.	2,267
	Trading Companies & Distributors — 1.2%
150	GATX Corp.	5,502
	Total Common Stocks (Cost $439,422)	449,180
	Investment Company — 1.5%
256	Cohen & Steers Select Utility Fund, Inc. (Cost $6,125)	7,035
	Total Long-Term Investments (Cost $445,547)	456,215
Short-Term Investment — 1.3%
	Investment Company — 1.3%
6,228	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,228)	6,228
	Total Investments — 99.4% (Cost $451,775)	462,443
	Other Assets in Excess of Liabilities — 0.6%	2,755
	NET ASSETS — 100.0%	$465,198

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

ABBREVIATIONS:

(a)	— Non-income producing security

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s)	— These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

ADR	— American Depositary Receipt

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,079,782	$1,381,216	$486,038	$305,767
Investments in affiliates, at value	15,706	14,153	—	24,507
Total investment securities, at value	1,095,488	1,395,369	486,038	330,274
Cash	3	129	—	5
Receivables:
Investment securities sold	—	—	4,477	—
Fund shares sold	4,100	1,533	117	5,568
Interest and dividends	272	330	687	161
Prepaid expenses and other assets	—	1	1	—
Total Assets	1,099,863	1,397,362	491,320	336,008

LIABILITIES:
Payables:
Due to custodian	—	—	1,555	—
Dividends	—	—	—	—
Investment securities purchased	—	—	714	17,525
Interfund lending	—	—	776	—
Collateral for securities lending program	57,315	81,963	33,861	8,565
Fund shares redeemed	849	3,316	4,716	145
Accrued liabilities:
Investment advisory fees	354	744	277	145
Administration fees	100	115	27	22
Shareholder servicing fees	221	161	69	35
Distribution fees	145	202	80	24
Custodian and accounting fees	14	29	17	15
Trustees’ and Chief Compliance Officer’s fees	33	3	1	2
Other	193	385	177	106
Total Liabilities	59,224	86,918	42,270	26,584
Net Assets:	$1,040,639	$1,310,444	$449,050	$309,424

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$843,612	$1,044,829	$366,603	$521,683
Accumulated undistributed (distributions in excess of) net investment income	(2,841)	(4,821)	(873)	(209)
Accumulated net realized gains (losses)	10,737	30,546	16,138	(231,231)
Net unrealized appreciation (depreciation)	189,131	239,890	67,182	19,181
Total Net Assets	$1,040,639	$1,310,444	$449,050	$309,424

Net Assets:
Class A	$540,790	$496,421	$170,808	$74,149
Class B	18,678	108,610	42,665	3,686
Class C	27,702	35,644	22,247	12,384
Select Class	453,469	666,885	210,833	219,205
Ultra	—	2,884	2,497	—
Total	$1,040,639	$1,310,444	$449,050	$309,424

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,906	22,421	17,066	8,166
Class B	501	6,080	4,641	429
Class C	759	1,756	2,421	1,442
Select Class	10,069	28,453	21,213	24,041
Ultra	—	123	251	—

Net Asset Value:
Class A — Redemption price per share	$41.90	$22.14	$10.01	$9.08
Class B — Offering price per share (a)	37.25	17.86	9.19	8.58
Class C — Offering price per share (a)	36.52	20.30	9.19	8.59
Select Class — Offering and redemption price per share	45.04	23.44	9.94	9.12
Ultra — Offering and redemption price per share	—	23.54	9.95	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$44.22	$23.37	$10.56	$9.58

Cost of investments in non-affiliates	$890,651	$1,141,326	$418,856	$286,586
Cost of investments in affiliates	15,706	14,153	—	24,507
Market value of securities on loan	55,775	79,781	33,157	8,299

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$223,284	$7,558,720	$1,241,863	$456,215
Investments in affiliates, at value	4,748	63,890	37,443	6,228
Total investment securities, at value	228,032	7,622,610	1,279,306	462,443
Cash	8	471	20	35
Deposit with broker for securities sold short	—	—	1,333,161	—
Receivables:
Investment securities sold	114	7,486	—	6,742
Fund shares sold	213	9,798	1,773	1,463
Interest and dividends	227	12,130	6,071	2,272
Prepaid expenses and other assets	—	—	1	—
Total Assets	228,594	7,652,495	2,620,332	472,955

LIABILITIES:
Payables:
Dividends for securities sold short	—	—	1,165	—
Investment securities purchased	11	448	—	4,922
Securities sold short	—	—	1,251,516	—
Collateral for securities lending program	10,447	355,104	—	—
Fund shares redeemed	165	27,941	10,756	2,232
Accrued liabilities:
Investment advisory fees	130	3,396	1,353	220
Administration fees	16	292	103	16
Shareholder servicing fees	14	1,119	33	97
Distribution fees	—	1,303	126	188
Custodian and accounting fees	2	71	21	7
Trustees’ and Chief Compliance Officer’s fees	5	9	7	1
Other	55	812	244	74
Total Liabilities	10,845	390,495	1,265,324	7,757
Net Assets	$217,749	$7,262,000	$1,355,008	$465,198

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$165,939	$6,159,562	$1,397,298	$452,765
Accumulated undistributed (distributions in excess of) net investment income	(103)	(5,699)	2,067	599
Accumulated net realized gains (losses)	5,863	50,974	(202,334)	1,166
Net unrealized appreciation (depreciation)	46,050	1,057,163	157,977	10,668
Total Net Assets	$217,749	$7,262,000	$1,355,008	$465,198

Net Assets:
Class A	$—	$3,322,206	$117,826	$178,906
Class B	—	202,232	19,278	—
Class C	—	683,206	126,463	229,474
Select Class	217,749	908,721	1,091,441	36,781
Institutional Class	—	2,145,635	—	20,037
Total	$217,749	$7,262,000	$1,355,008	$465,198

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	137,528	11,581	9,789
Class B	—	8,554	1,917	—
Class C	—	28,827	12,563	12,623
Select Class	6,966	37,280	106,926	2,008
Institutional Class	—	87,462	—	1,098

Net Asset Value:
Class A — Redemption price per share	$—	$24.16	$10.17	$18.28
Class B — Offering price per share (a)	—	23.64	10.05	—
Class C — Offering price per share (a)	—	23.70	10.07	18.18
Select Class — Offering and redemption price per share	31.26	24.38	10.21	18.32
Institutional Class — Offering and redemption price per share	—	24.53	—	18.25
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$25.50	$10.73	$19.29

Cost of investments in non-affiliates	$177,234	$6,501,557	$1,163,653	$445,547
Cost of investments in affiliates	4,748	63,890	37,443	6,228
Market value of securities on loan	10,095	345,602	—	—
Proceeds from securities sold short	—	—	1,331,283	—

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income	$1,888	$2,573	$4,685	$326
Dividend income from affiliates (a)	439	435	195	206
Income from securities lending (net)	236	416	167	18
Foreign taxes withheld	(10)	(13)	(35)	—
Total investment income	2,553	3,411	5,012	550

EXPENSES:
Investment advisory fees	2,051	4,524	2,054	388
Administration fees	503	683	310	59
Distribution fees:
Class A	687	625	240	72
Class B	74	447	182	9
Class C	101	142	99	14
Shareholder servicing fees:
Class A	687	625	240	72
Class B	25	149	60	3
Class C	34	48	33	5
Select Class	537	915	453	69
Custodian and accounting fees	38	51	28	39
Interest expense	2	— (b)	10	1
Professional fees	32	35	28	32
Trustees’ and Chief Compliance Officer’s fees	4	9	4	1
Printing and mailing costs	108	62	36	28
Registration and filing fees	27	42	28	44
Transfer agent fees	428	661	264	38
Other	14	19	12	15
Total expenses	5,352	9,037	4,081	889
Less amounts waived	—	(825)	(385)	(132)
Less earnings credits	(3)	(3)	(2)	— (b)
Less reimbursement for legal matters	—	— (b)	— (b)	—
Net expenses	5,349	8,209	3,694	757
Net investment income (loss)	(2,796)	(4,798)	1,318	(207)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	44,778	73,113	58,784	1,297
Payment by affiliate (See Note 3)	—	68	50	—
Net realized gain (loss)	44,778	73,181	58,834	1,297
Change in net unrealized appreciation (depreciation) of:
Investments	4,825	(4,650)	(103,734)	5,880
Securities sold short	—	—	—	(3)
Change in net unrealized appreciation (depreciation)	4,825	(4,650)	(103,734)	5,877
Net realized/unrealized gains (losses)	49,603	68,531	(44,900)	7,174
Change in net assets resulting from operations	$46,807	$63,733	$(43,582)	$6,967

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income	$1,216	$60,227	$14,526	$6,809
Dividend income from affiliates (a)	117	3,516	2,699	816
Interest income	—	—	39,905 (b)	—
Income from securities lending (net)	30	798	—	—
Foreign taxes withheld	(3)	(79)	(31)	(14)
Total investment income	1,360	64,462	57,099	7,611

EXPENSES:
Investment advisory fees	858	26,160	11,824	1,633
Administration fees	129	3,946	927	246
Distribution fees:
Class A	—	4,524	209	246
Class B	—	834	85	—
Class C	—	2,856	616	920
Shareholder servicing fees:
Class A	—	4,524	209	246
Class B	—	278	28	—
Class C	—	952	205	307
Select Class	330	1,314	1,922	48
Institutional Class	—	1,198	—	11
Custodian and accounting fees	24	224	85	22
Interest expense	3	— (c)	2	—
Professional fees	26	115	37	25
Trustees’ and Chief Compliance Officer’s fees	2	49	12	3
Printing and mailing costs	13	473	73	24
Registration and filing fees	5	93	32	54
Transfer agent fees	47	4,613	320	226
Dividend expense on securities sold short	—	—	9,457	—
Other	4	84	23	6
Total expenses	1,441	52,237	26,066	4,017
Less amounts waived	(249)	(6,741)	(3,634)	(366)
Less earnings credits	(1)	(30)	(5)	(1)
Less reimbursement for legal matters	—	—	— (c)	—
Net expenses	1,191	45,466	22,427	3,650
Net investment income (loss)	169	18,996	34,672	3,961

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	18,312	241,104	81,028	1,063
Securities sold short	—	—	(194,105)	—
Net realized gain (loss)	18,312	241,104	(113,077)	1,063
Change in net unrealized appreciation (depreciation) of:
Investments	(18,897)	(661,245)	(271,408)	(28,751)
Securities sold short	—	—	237,097	—
Change in net unrealized appreciation (depreciation)	(18,897)	(661,245)	(34,311)	(28,751)
Net realized/unrealized gains (losses)	(585)	(420,141)	(147,388)	(27,688)
Change in net assets resulting from operations	$(416)	$(401,145)	$(112,716)	$(23,727)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Interest income earned on segregated cash for short positions.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,796)	$(4,548)	$(4,798)	$(9,044)
Net realized gain (loss)	44,778	101,852	73,181	225,078
Change in net unrealized appreciation (depreciation)	4,825	59,558	(4,650)	10,761
Change in net assets resulting from operations	46,807	156,862	63,733	226,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(55,966)	(37,430)	(73,492)	(70,626)
Class B
From net realized gains	(2,169)	(2,088)	(19,720)	(25,785)
Class C
From net realized gains	(3,222)	(1,859)	(5,686)	(6,792)
Select Class
From net investment income	—	(74)	—	—
From net realized gains	(43,643)	(25,344)	(97,118)	(107,952)
Ultra
From net realized gains	—	—	(400)	(1,418)
Total distributions to shareholders	(105,000)	(66,795)	(196,416)	(212,573)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	130,240	37,496	57,502	(62,785)

NET ASSETS:
Change in net assets	72,047	127,563	(75,181)	(48,563)
Beginning of period	968,592	841,029	1,385,625	1,434,188
End of period	$1,040,639	$968,592	$1,310,444	$1,385,625
Accumulated undistributed (distributions in excess of) net investment income	$(2,841)	$(45)	$(4,821)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,318	$7,035	$(207)	$(498)
Net realized gain (loss)	58,834	156,003	1,297	10,762
Change in net unrealized appreciation (depreciation)	(103,734)	(6,646)	5,877	4,914
Change in net assets resulting from operations	(43,582)	156,392	6,967	15,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(123)	(1,948)	—	—
From net realized gains	(55,891)	(37,633)	—	—
Class B
From net investment income	—	(228)	—	—
From net realized gains	(14,795)	(9,974)	—	—
Class C
From net investment income	—	(124)	—	—
From net realized gains	(7,793)	(5,288)	—	—
Select Class
From net investment income	(474)	(5,575)	—	—
From net realized gains	(80,906)	(92,296)	—	—
Ultra
From net investment income	(4)	(38)	—	—
From net realized gains	(800)	(483)	—	—
Total distributions to shareholders	(160,786)	(153,587)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(85,962)	(192,190)	239,938	(25,455)

NET ASSETS:
Change in net assets	(290,330)	(189,385)	246,905	(10,277)
Beginning of period	739,380	928,765	62,519	72,796
End of period	$449,050	$739,380	$309,424	$62,519
Accumulated undistributed (distributions in excess of) net investment income	$(873)	$(1,590)	$(209)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$169	$1,017	$18,996	$65,981
Net realized gain (loss)	18,312	37,615	241,104	488,854
Change in net unrealized appreciation (depreciation)	(18,897)	12,225	(661,245)	789,575
Change in net assets resulting from operations	(416)	50,857	(401,145)	1,344,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,155)	(33,796)
From net realized gains	—	—	(263,331)	(145,970)
Class B
From net investment income	—	—	—	(1,118)
From net realized gains	—	—	(16,458)	(10,457)
Class C
From net investment income	—	—	—	(3,695)
From net realized gains	—	—	(55,482)	(35,418)
Select Class
From net investment income	(312)	(827)	(6,750)	(14,785)
From net realized gains	(41,318)	(23,004)	(74,470)	(55,110)
Institutional Class
From net investment income	—	—	(22,463)	(31,824)
From net realized gains	—	—	(169,310)	(95,197)
Total distributions to shareholders	(41,630)	(23,831)	(625,419)	(427,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,751)	(40,584)	(340,143)	424,154

NET ASSETS:
Change in net assets	(66,797)	(13,558)	(1,366,707)	1,341,194
Beginning of period	284,546	298,104	8,628,707	7,287,513
End of period	$217,749	$284,546	$7,262,000	$8,628,707
Accumulated undistributed (distributions in excess of) net investment income	$(103)	$40	$(5,699)	$21,673

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,672	$71,876	$3,961	$3,843
Net realized gain (loss)	(113,077)	(65,025)	1,063	24,756
Change in net unrealized appreciation (depreciation)	(34,311)	105,853	(28,751)	31,286
Change in net assets resulting from operations	(112,716)	112,704	(23,727)	59,885

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,552)	(5,486)	(2,315)	(748)
From net realized gains	—	—	(9,329)	(1,731)
Class B
From net investment income	(762)	(515)	—	—
From net realized gains	—	—	—	—
Class C
From net investment income	(4,924)	(3,745)	(1,899)	(533)
From net realized gains	—	—	(11,897)	(2,199)
Select Class
From net investment income	(57,423)	(51,420)	(558)	(221)
From net realized gains	—	—	(1,869)	(389)
Institutional Class
From net investment income	—	—	(363)	(76)
From net realized gains	—	—	(1,031)	(116)
Total distributions to shareholders	(68,661)	(61,166)	(29,261)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(732,339)	340,365	7,647	289,151

NET ASSETS:
Change in net assets	(913,716)	391,903	(45,341)	343,023
Beginning of period	2,268,724	1,876,821	510,539	167,516
End of period	$1,355,008	$2,268,724	$465,198	$510,539
Accumulated undistributed (distributions in excess of) net investment income	$2,067	$36,056	$599	$1,773

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,525	$66,012	$64,749	$91,587
Dividends and distributions reinvested	52,254	34,864	66,742	63,206
Cost of shares redeemed	(58,393)	(93,518)	(63,985)	(132,338)
Change in net assets from Class A capital transactions	$45,386	$7,358	$67,506	$22,455

Class B
Proceeds from shares issued	$1,178	$2,399	$2,639	$4,435
Dividends and distributions reinvested	1,820	1,754	18,946	24,710
Cost of shares redeemed	(3,240)	(13,705)	(22,207)	(57,020)
Change in net assets from Class B capital transactions	$(242)	$(9,552)	$(622)	$(27,875)

Class C
Proceeds from shares issued	$3,601	$5,975	$2,193	$3,330
Dividends and distributions reinvested	2,096	1,230	4,516	5,265
Cost of shares redeemed	(1,599)	(4,331)	(5,794)	(11,972)
Change in net assets from Class C capital transactions	$4,098	$2,874	$915	$(3,377)

Select Class
Proceeds from shares issued	$65,181	$81,512	$92,077	$202,985
Dividends and distributions reinvested	42,403	24,390	20,424	16,561
Cost of shares redeemed	(26,586)	(69,086)	(123,198)	(260,625)
Change in net assets from Select Class capital transactions	$80,998	$36,816	$(10,697)	$(41,079)

Ultra
Proceeds from shares issued	$—	$—	$400	$1,213
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	— (a)	(14,122)
Change in net assets from Ultra capital transactions	$—	$—	$400	$(12,909)

Total change in net assets from capital transactions	$130,240	$37,496	$57,502	$(62,785)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,118	1,589	2,585	3,821
Reinvested	1,284	862	3,105	2,784
Redeemed	(1,264)	(2,251)	(2,553)	(5,492)
Change in Class A Shares	1,138	200	3,137	1,113

Class B
Issued	30	64	130	218
Reinvested	50	48	1,092	1,294
Redeemed	(79)	(365)	(1,071)	(2,776)
Change in Class B Shares	1	(253)	151	(1,264)

Class C
Issued	92	163	98	150
Reinvested	59	34	229	248
Redeemed	(39)	(118)	(243)	(527)
Change in Class C Shares	112	79	84	(129)

Select Class
Issued	1,321	1,850	3,773	8,196
Reinvested	969	567	897	697
Redeemed	(545)	(1,563)	(4,575)	(10,352)
Change in Select Class Shares	1,745	854	95	(1,459)

Ultra
Issued	—	—	18	50
Reinvested	—	—	— (a)	—
Redeemed	—	—	— (a)	(538)
Change in Ultra Shares	—	—	18	(488)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,637	$30,190	$27,605	$3,407
Dividends and distributions reinvested	52,535	36,920	—	—
Cost of shares redeemed	(33,876)	(81,934)	(8,740)	(37,514)
Change in net assets from Class A capital transactions	$27,296	$(14,824)	$18,865	$(34,107)

Class B
Proceeds from shares issued	$584	$1,373	$2,361	$396
Dividends and distributions reinvested	14,191	9,628	—	—
Cost of shares redeemed	(7,678)	(16,655)	(360)	(396)
Change in net assets from Class B capital transactions	$7,097	$(5,654)	$2,001	$—

Class C
Proceeds from shares issued	$1,489	$1,573	$12,504	$260
Dividends and distributions reinvested	5,916	4,220	—	—
Cost of shares redeemed	(5,046)	(8,959)	(480)	(40)
Change in net assets from Class C capital transactions	$2,359	$(3,166)	$12,024	$220

Select Class
Proceeds from shares issued	$54,091	$74,337	$208,305	$24,360
Dividends and distributions reinvested	9,912	5,663	—	—
Cost of shares redeemed	(187,517)	(243,125)	(1,257)	(15,928)
Change in net assets from Select Class capital transactions	$(123,514)	$(163,125)	$207,048	$8,432

Ultra
Proceeds from shares issued	$800	$— (a)	$—	$—
Cost of shares redeemed	— (a)	(5,421)	—	—
Change in net assets from Ultra capital transactions	$800	$(5,421)	$—	$—

Total change in net assets from capital transactions	$(85,962)	$(192,190)	$239,938	$(25,455)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	628	1,904	3,066	465
Reinvested	5,318	2,472	—	—
Redeemed	(2,294)	(5,140)	(987)	(5,160)
Change in Class A Shares	3,652	(764)	2,079	(4,695)

Class B
Issued	55	92	278	56
Reinvested	1,565	682	—	—
Redeemed	(566)	(1,102)	(43)	(56)
Change in Class B Shares	1,054	(328)	235	—

Class C
Issued	160	108	1,465	35
Reinvested	653	299	—	—
Redeemed	(363)	(587)	(55)	(5)
Change in Class C Shares	450	(180)	1,410	30

Select Class
Issued	5,321	4,969	22,845	3,344
Reinvested	1,010	381	—	—
Redeemed	(13,069)	(15,427)	(143)	(2,007)
Change in Select Class Shares	(6,738)	(10,077)	22,702	1,337

Ultra
Issued	82	— (a)	—	—
Redeemed	— (a)	(322)	—	—
Change in Ultra Shares	82	(322)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$318,235	$1,034,419
Dividends and distributions reinvested	—	—	255,309	161,657
Cost of shares redeemed	—	—	(611,679)	(765,918)
Change in net assets from Class A capital transactions	$—	$—	$(38,135)	$430,158

Class B
Proceeds from shares issued	$—	$—	$2,953	$9,136
Dividends and distributions reinvested	—	—	13,830	9,616
Cost of shares redeemed	—	—	(24,108)	(37,761)
Change in net assets from Class B capital transactions	$—	$—	$(7,325)	$(19,009)

Class C
Proceeds from shares issued	$—	$—	$19,888	$42,240
Dividends and distributions reinvested	—	—	38,842	27,199
Cost of shares redeemed	—	—	(98,292)	(132,764)
Change in net assets from Class C capital transactions	$—	$—	$(39,562)	$(63,325)

Select Class
Proceeds from shares issued	$16,035	$34,107	$41,002	$181,275
Dividends and distributions reinvested	13,688	6,210	36,585	31,011
Cost of shares redeemed	(54,474)	(80,901)	(217,716)	(429,576)
Change in net assets from Select Class capital transactions	$(24,751)	$(40,584)	$(140,129)	$(217,290)

Institutional Class
Proceeds from shares issued	$—	$—	$145,973	$688,235
Dividends and distributions reinvested	—	—	157,226	100,503
Cost of shares redeemed	—	—	(418,191)	(495,118)
Change in net assets from Institutional Class capital transactions	$—	$—	$(114,992)	$293,620

Total change in net assets from capital transactions	$(24,751)	$(40,584)	$(340,143)	$424,154

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	11,931	39,369
Reinvested	—	—	10,633	6,236
Redeemed	—	—	(22,985)	(29,046)
Change in Class A Shares	—	—	(421)	16,559

Class B
Issued	—	—	119	358
Reinvested	—	—	592	380
Redeemed	—	—	(928)	(1,467)
Change in Class B Shares	—	—	(217)	(729)

Class C
Issued	—	—	820	1,648
Reinvested	—	—	1,658	1,072
Redeemed	—	—	(3,770)	(5,195)
Change in Class C Shares	—	—	(1,292)	(2,475)

Select Class
Issued	474	959	1,513	6,808
Reinvested	446	178	1,507	1,186
Redeemed	(1,456)	(2,273)	(8,074)	(16,049)
Change in Select Class Shares	(536)	(1,136)	(5,054)	(8,055)

Institutional Class
Issued	—	—	5,405	25,631
Reinvested	—	—	6,416	3,814
Redeemed	—	—	(15,448)	(18,403)
Change in Institutional Class Shares	—	—	(3,627)	11,042

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,275	$106,779	$31,893	$127,656
Dividends and distributions reinvested	3,476	2,524	9,217	1,939
Cost of shares redeemed	(94,687)	(100,921)	(42,505)	(27,429)
Change in net assets from Class A capital transactions	$(70,936)	$8,382	$(1,395)	$102,166

Class B
Proceeds from shares issued	$836	$2,218	$—	$—
Dividends and distributions reinvested	373	251	—	—
Cost of shares redeemed	(4,834)	(6,264)	—	—
Change in net assets from Class B capital transactions	$(3,625)	$(3,795)	$—	$—

Class C
Proceeds from shares issued	$8,663	$41,272	$30,485	$152,709
Dividends and distributions reinvested	2,370	1,678	10,498	2,028
Cost of shares redeemed	(57,504)	(60,511)	(33,718)	(16,771)
Change in net assets from Class C capital transactions	$(46,471)	$(17,561)	$7,265	$137,966

Select Class
Proceeds from shares issued	$139,669	$662,742	$11,270	$31,389
Dividends and distributions reinvested	6,580	2,685	1,132	236
Cost of shares redeemed	(757,556)	(312,088)	(8,479)	(4,807)
Change in net assets from Select Class capital transactions	$(611,307)	$353,339	$3,923	$26,818

Institutional Class
Proceeds from shares issued	$—	$—	$3,346	$23,082
Dividends and distributions reinvested	—	—	1,353	179
Cost of shares redeemed	—	—	(6,845)	(1,060)
Change in net assets from Institutional Class capital transactions	$—	$—	$(2,146)	$22,201

Total change in net assets from capital transactions	$(732,339)	$340,365	$7,647	$289,151

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,865	9,631	1,616	6,704
Reinvested	341	230	509	102
Redeemed	(8,777)	(9,099)	(2,170)	(1,496)
Change in Class A Shares	(6,571)	762	(45)	5,310

Class B
Issued	79	203	—	—
Reinvested	37	23	—	—
Redeemed	(456)	(574)	—	—
Change in Class B Shares	(340)	(348)	—	—

Class C
Issued	816	3,779	1,565	8,078
Reinvested	235	155	585	107
Redeemed	(5,435)	(5,545)	(1,726)	(886)
Change in Class C Shares	(4,384)	(1,611)	424	7,299

Select Class
Issued	12,673	59,506	571	1,725
Reinvested	644	244	62	12
Redeemed	(70,213)	(27,997)	(422)	(246)
Change in Select Class Shares	(56,896)	31,753	211	1,491

Institutional Class
Issued	—	—	169	1,207
Reinvested	—	—	75	9
Redeemed	—	—	(353)	(54)
Change in Institutional Class Shares	—	—	(109)	1,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$44.71	$(0.14	)(f)	$2.16	$2.02	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(f)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(f)	(10.86)	(11.24)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	24.89	(0.10	)(f)	1.16	1.06	—	(3.81)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.85	0.03	(f)	(1.14)	(1.11)	(0.01)	(4.72)	(4.73)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)

Growth Advantage Fund (e)
Six Months Ended December 31, 2007 (Unaudited)	8.18	(0.02	)(f)	0.92	0.90	—	—	—
Year Ended June 30, 2007	6.63	(0.05	)(f)	1.60	1.55	—	—	—
January 1, 2006 through June 30, 2006 (d)	6.35	(0.01	)(f)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(f)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(f)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(f)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(f)	(1.44)	(1.49)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$41.90	4.84%		$540,790	1.12%		(0.63)%	1.13%	52%
44.71	19.01		526,157	1.14		(0.59)	1.14	121
40.68	3.96		470,613	1.14		(0.03)	1.17	63
39.13	9.77		458,716	1.17		(0.60)	1.17	119
38.51	16.90		441,000	1.35		(0.61)	1.37	122
37.47	36.10		412,000	1.35		(1.05)	1.46	68
28.60	(28.04)		330,000	1.35		(1.13)	1.38	93

22.14	4.73	(g)	496,421	1.24		(0.75)	1.38	49
24.89	18.65		480,084	1.24		(0.73)	1.36	119
24.85	12.20		451,565	1.24		(0.42)	1.41	112
23.99	9.84		436,185	1.24		(0.76)	1.37	119
21.84	20.33		544,217	1.22		(0.69)	1.33	48
18.15	(0.49)		409,354	1.24		(0.65)	1.41	71

10.01	(6.58	)(g)	170,808	1.25	(h)	0.38	1.38	32
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24
13.54	(6.68)		175,561	1.24		0.39	1.35	99

9.08	11.00		74,149	1.35		(0.44)	1.62	44
8.18	23.38		49,782	1.36	(h)	(0.71)	1.66	159
6.63	4.41		71,538	1.35		(0.37)	1.90	81
6.35	10.63		54,737	1.35		(0.81)	1.75	140
5.74	16.90		54,000	1.35		(0.61)	1.79	118
4.91	37.53		58,000	1.35		(1.05)	1.77	69
3.57	(29.45)		53,000	1.35		(1.15)	1.62	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.71	$0.05		$(1.42)	$(1.37)	$(0.12)	$(2.06)	$(2.18)	$—
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)	—
January 1, 2006 through June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(f)	0.31	0.38	(0.03)	(0.01)	(0.04)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.24	0.19	(f)	(0.77)	(0.58)	(0.49)	—	(0.49)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.45	0.18		(1.12)	(0.94)	(0.24)	(0.99)	(1.23)	—
Year Ended June 30, 2007	17.17	0.26	(f)	3.42	3.68	(0.12)	(0.28)	(0.40)	—
January 1, 2006 through June 30, 2006 (d)	15.88	0.10	(f)	1.19	1.29	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.13	(f)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$24.16	(4.84)%	$3,322,206	1.25%	1.25%	0.36%	1.39%	1.39%	18%
27.71	18.21	3,822,632	1.25	1.25	0.71	1.35	1.35	45
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39	1.39	20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39	1.39	45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60	1.60	41
18.62	30.07	275,000	1.25	1.25	0.51	1.65	1.65	32
14.44	2.68	26,000	1.25	1.25	0.50	1.70	1.70	51

10.17	(5.19)	117,826	2.50	1.50	3.53	2.91	1.91	60
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05	2.07	—

18.28	(4.49)	178,906	1.25	1.25	1.77	1.39	1.39	54
20.45	21.58	201,151	1.25	1.25	1.36	1.41	1.41	77
17.17	8.12	77,691	1.25	1.25	1.16	1.67	1.67	55
15.88	7.46	45,163	1.25	1.25	1.02	1.82	1.82	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$40.38	$(0.23	)(f)	$1.93	$1.70	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(f)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(f)	(10.20)	(10.85)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	20.88	(0.15	)(f)	0.94	0.79	—	(3.81)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.01	(0.02	)(f)	(1.08)	(1.10)	—	(4.72)	(4.72)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund (e)
Six Months Ended December 31, 2007 (Unaudited)	7.76	(0.05	)(f)	0.87	0.82	—	—	—
Year Ended June 30, 2007	6.33	(0.10	)(f)	1.53	1.43	—	—	—
January 1, 2006 through June 30, 2006 (d)	6.08	(0.03	)(f)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(f)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(f)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(f)	(1.42)	(1.50)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$37.25	4.56%		$18,678	1.63%		(1.13)%	1.63%	52%
40.38	18.41		20,189	1.64		(1.09)	1.64	121
37.22	3.71		28,031	1.64		(0.50)	1.66	63
35.89	9.23		34,126	1.67		(1.11)	1.67	119
35.73	16.31		51,000	1.85		(1.10)	1.88	122
35.27	35.37		61,000	1.85		(1.55)	1.96	68
27.13	(28.39)		59,000	1.85		(1.64)	1.89	93

17.86	4.34	(g)	108,610	1.88		(1.38)	1.88	49
20.88	17.93		123,779	1.86		(1.35)	1.86	119
21.59	11.51		155,268	1.89		(1.07)	1.91	112
21.21	9.10		195,917	1.96		(1.48)	1.98	119
19.44	19.34		238,738	1.97		(1.44)	1.98	48
16.29	(1.15)		226,174	1.99		(1.40)	2.06	71

9.19	(6.91	)(g)	42,665	1.85		(0.23)	1.88	32
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24
13.21	(7.45)		57,501	1.99		(0.36)	2.00	99

8.58	10.57		3,686	2.03		(1.09)	2.11	44
7.76	22.59		1,501	2.06	(h)	(1.43)	2.17	159
6.33	4.11		1,230	2.05		(1.02)	2.40	81
6.08	9.75		1,359	2.05		(1.51)	2.24	140
5.54	16.14		3,000	2.05		(1.31)	2.29	118
4.77	36.68		3,000	2.05		(1.75)	2.33	69
3.49	(30.06)		3,000	2.05		(1.85)	2.32	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.11	$(0.02)		$(1.39)	$(1.41)	$—	$(2.06)	$(2.06)	$—
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)	—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(f)(g)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(f)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.07	0.15	(f)	(0.77)	(0.62)	(0.40)	—	(0.40)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$23.64	(5.11)%	$202,232	1.75%	1.75%	(0.15)%	1.89%	1.89%	18%
27.11	17.65	237,745	1.75	1.75	0.20	1.85	1.85	45
24.21	5.91	229,998	1.75	1.75	0.64	1.89	1.89	20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89	1.89	45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10	2.10	41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19	2.19	32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49	2.49	51

10.05	(5.59)	19,278	3.25	2.25	2.77	3.41	2.41	60
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68	2.70	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$39.68	$(0.23	)(f)	$1.90	$1.67	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(f)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(f)	(10.20)	(10.73)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	23.21	(0.16	)(f)	1.06	0.90	—	(3.81)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.01	(0.02	)(f)	(1.08)	(1.10)	—	(4.72)	(4.72)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	7.76	(0.04	)(f)	0.87	0.83	—	—	—
Year Ended June 30, 2007	6.34	(0.11	)(f)	1.53	1.42	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	6.80	(0.04	)(f)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$36.52	4.56%		$27,702	1.63%		(1.13)%	1.63%	52%
39.68	18.41		25,672	1.64		(1.09)	1.64	121
36.63	3.71		20,817	1.64		(0.56)	1.67	63
35.32	9.26		17,120	1.65		(1.07)	1.66	119
35.20	16.32		7,000	1.85		(1.09)	1.87	122
34.81	35.17		4,000	1.85		(1.55)	1.96	68
26.83	(28.39)		3,000	1.85		(1.63)	1.88	93

20.30	4.38	(g)	35,644	1.88		(1.38)	1.88	49
23.21	17.90		38,805	1.86		(1.35)	1.86	119
23.57	11.53		42,448	1.89		(1.07)	1.91	112
22.98	9.06		46,607	1.96		(1.48)	1.98	119
21.07	19.38		67,274	1.97		(1.44)	1.98	48
17.65	(1.18)		58,321	1.99		(1.40)	2.06	71

9.19	(6.87	)(g)	22,247	1.85		(0.24)	1.88	32
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24
13.21	(7.38)		17,722	1.99		(0.35)	2.00	99

8.59	10.70		12,384	2.00		(1.03)	2.05	44
7.76	22.40		251	2.07	(h)	(1.49)	2.18	159
6.34	(6.76)		14	2.05		(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.17	$(0.02)		$(1.39)	$(1.41)	$—	$(2.06)	$(2.06)	$—
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)	—
January 1, 2006 through June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(f)(g)	1.81	1.81	— (g)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(f)	4.20	4.17	— (g)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.07	0.15	(f)	(0.76)	(0.61)	(0.39)	—	(0.39)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.31	0.12		(1.11)	(0.99)	(0.15)	(0.99)	(1.14)	—
Year Ended June 30, 2007	17.10	0.17	(f)	3.38	3.55	(0.06)	(0.28)	(0.34)	—
January 1, 2006 through June 30, 2006 (d)	15.85	0.05	(f)	1.20	1.25	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.06	(f)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$23.70	(5.10)%	$683,206	1.75%	1.75%	(0.15)%	1.89%	1.89%	18%
27.17	17.64	818,261	1.75	1.75	0.20	1.85	1.85	45
24.26	5.94	790,689	1.75	1.75	0.64	1.89	1.89	20
22.90	8.34	822,366	1.76	1.76	0.01	1.89	1.89	45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10	2.10	41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19	2.19	32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51	2.51	51

10.07	(5.52)	126,463	3.25	2.25	2.78	3.41	2.41	60
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68	2.70	—

18.18	(4.75)	229,474	1.75	1.75	1.29	1.89	1.89	54
20.31	20.93	247,794	1.75	1.75	0.87	1.91	1.91	77
17.10	7.89	83,777	1.75	1.75	0.64	2.17	2.17	55
15.85	7.03	55,875	1.75	1.75	0.47	2.39	2.39	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$47.64	$(0.09	)(f)	$2.32	$2.23	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(f)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (d)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(f)	(11.19)	(11.43)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	26.10	(0.07	)(f)	1.22	1.15	—	(3.81)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.77	0.04	(f)	(1.13)	(1.09)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)

Growth Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	8.20	(0.01	)(f)	0.93	0.92	—	—	—
Year Ended June 30, 2007	6.64	(0.04	)(f)	1.60	1.56	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	7.11	(0.01	)(f)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$45.04	4.98%		$453,469	0.87%		(0.38)%	0.88%	52%
47.64	19.30		396,574	0.89		(0.34)	0.89	121
43.05	4.09		321,568	0.89		0.19	0.92	63
41.36	10.10		275,518	0.90		(0.33)	0.90	119
40.42	17.37		43,000	0.93		(0.21)	1.30	122
38.95	36.64		4,000	0.93		(0.63)	1.54	68
29.57	(27.71)		2,000	0.93		(0.71)	1.26	93

23.44	4.86	(g)	666,885	0.99		(0.50)	1.13	49
26.10	18.95		740,208	0.99		(0.48)	1.11	119
25.81	12.51		769,574	0.99		(0.19)	1.16	112
24.78	10.13		1,040,265	0.99		(0.50)	1.05	119
22.50	20.58		1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)		1,493,114	0.99		(0.40)	1.06	71

9.94	(6.49	)(g)	210,833	0.99		0.57	1.13	32
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24
13.48	(6.48)		1,269,438	0.99		0.65	1.00	99

9.12	11.22		219,205	1.10		(0.17)	1.29	44
8.20	23.49		10,985	1.11	(h)	(0.50)	1.45	159
6.64	(6.61)		14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$37.93	$0.02		$(0.15)	$(0.13)	$(0.04)	$(6.50)	$(6.54)	$—
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)	—
January 1, 2006 through June 30, 2006 (d)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—

Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	27.96	0.10		(1.44)	(1.34)	(0.18)	(2.06)	(2.24)	—
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)	—
January 1, 2006 through June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	0.41	(0.06)	(0.01)	(0.07)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.31	0.21	(f)	(0.78)	(0.57)	(0.53)	—	(0.53)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.52	0.19		(1.11)	(0.92)	(0.29)	(0.99)	(1.28)	—
Year Ended June 30, 2007	17.22	0.31	(f)	3.43	3.74	(0.16)	(0.28)	(0.44)	—
January 1, 2006 through June 30, 2006 (d)	15.91	0.12	(f)	1.19	1.31	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.15	(f)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$31.26	0.02%	$217,749	0.90%	0.90%	0.13%	1.09%	1.09%	34%
37.93	18.97	284,546	0.90	0.90	0.35	1.09	1.09	82
34.51	5.42	298,104	0.90	0.90	0.85	1.08	1.08	41
32.87	9.61	268,582	0.90	0.90	0.29	1.08	1.08	99
33.30	19.36	227,000	0.90	0.90	0.32	1.14	1.14	102
31.18	32.29	194,000	0.90	0.90	0.48	1.14	1.14	62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14	1.14	84

24.38	(4.70)	908,721	1.00	1.00	0.59	1.14	1.14	18
27.96	18.49	1,183,839	1.00	1.00	0.95	1.10	1.10	45
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14	1.14	20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13	1.13	45
22.18	20.67	485,000	1.00	1.00	0.60	1.20	1.20	41
18.70	30.34	76,000	1.00	1.00	0.74	1.24	1.24	32
14.48	2.90	14,000	1.00	1.00	0.96	1.71	1.71	51

10.21	(5.06)	1,091,441	2.25	1.25	3.79	2.66	1.66	60
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71	1.73	—

18.32	(4.38)	36,781	1.00	1.00	2.05	1.14	1.14	54
20.52	21.89	36,884	1.00	1.00	1.62	1.16	1.16	77
17.22	8.23	5,275	1.00	1.00	1.42	1.42	1.42	55
15.91	7.71	3,107	1.00	1.00	1.14	1.87	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$28.17	$0.12		$(1.44)	$(1.32)	$(0.26)	$(2.06)	$(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(f)	0.30	0.45	(0.06)	(0.01)	(0.07)

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.47	0.24		(1.14)	(0.90)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(f)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (d)	15.83	0.25	(f)	1.08	1.33	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$24.53	(4.61)%	$2,145,635	0.75%	0.85%	0.99%	18%
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32
14.52	3.23	59,000	0.75	1.01	1.22	51

18.25	(4.27)	20,037	0.75	2.25	0.99	54
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$26.19	$(0.05	)(e)	$1.21	$1.16	$—	$(3.81)	$(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(e)	4.62	4.53	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) through June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.77	0.06	(e)	(1.14)	(1.08)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.85	0.17	(e)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$23.54	4.88	%(f)	$2,884	0.87%		(0.39)%	0.87%	49%
26.19	19.13		2,749	0.86		(0.34)	0.86	119
25.85	12.63		15,333	0.88		(0.06)	0.91	112
24.79	4.51		11,641	0.88		(0.44)	0.90	119

9.95	(6.40	)(f)	2,497	0.85	(g)	0.80	0.88	32
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

During the period, all share classes of the Diversified Mid Cap Value Fund, Mid Cap Equity Fund and Mid Cap Value Fund were publicly offered only on a limited basis. Investors were not eligible to purchase shares of these funds unless they met certain requirements as described in their prospectus. Effective on February 28, 2008, shares of the Diversified Mid Cap Value Fund, Mid Cap Equity Fund and Mid Cap Value Fund are now offered for investment without limitations.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market values and percentage of net assets of illiquid securities as of December 31, 2007 (amounts in thousands):

	Market Value	Percentage
Capital Growth Fund	$13,359	1.3%
Diversified Mid Cap Growth Fund	3,000	0.2
Diversified Mid Cap Value	500	0.1
Mid Cap Value Fund	2,450	—	(a)

(a)	Amount rounds to less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds (except Multi-Cap Market Neutral Fund) may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2007, the Funds had no outstanding futures contracts.

E. Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
Capital Growth Fund	$55,775	$57,315	$25
Diversified Mid Cap Growth Fund	79,781	81,963	46
Diversified Mid Cap Value Fund	33,157	33,861	12
Growth Advantage Fund	8,299	8,565	6
Mid Cap Equity Fund	10,095	10,447	4
Mid Cap Value Fund	345,602	355,104	65

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 were as follows (amounts in thousands):

Capital Growth Fund	$16
Diversified Mid Cap Growth Fund	15
Diversified Mid Cap Value Fund	6
Growth Advantage Fund	8
Mid Cap Equity Fund	4
Mid Cap Value Fund	128
Multi-Cap Market Neutral Fund	91
Value Advantage Fund	30

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$12	$17
Diversified Mid Cap Growth Fund	12	92
Diversified Mid Cap Value Fund	2	56
Growth Advantage Fund	31	13
Mid Cap Value Fund	12	320
Multi-Cap Market Neutral Fund	4	80
Value Advantage Fund	37	40

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$825	$825
Diversified Mid Cap Value Fund	—	95	277	372
Growth Advantage Fund	37	4	91	132
Mid Cap Equity Fund	—	—	117	117
Mid Cap Value Fund	3,826	1,041	1,198	6,065
Multi-Cap Market Neutral Fund	1	—	1,355	1,356
Value Advantage Fund	226	128	12	366

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$13	$—	$13
Mid Cap Equity Fund	—	11	121	132
Mid Cap Value Fund	532	144	—	676
Multi-Cap Market Neutral Fund	1,367	135	776	2,278

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund from these Funds’ Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$533,936	$527,778	$—	$—
Diversified Mid Cap Growth Fund	669,554	803,079	—	—
Diversified Mid Cap Value Fund	194,595	430,326	—	—
Growth Advantage Fund	283,027	55,071	—	—
Mid Cap Equity Fund	88,223	154,079	—	—
Mid Cap Value Fund	1,428,449	2,168,074	—	—
Multi-Cap Market Neutral Fund	1,028,985	1,674,447	1,103,538	1,870,276
Value Advantage Fund	283,629	252,992	—	—

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$906,357	$209,144	$20,013	$189,131
Diversified Mid Cap Growth Fund	1,155,479	264,333	24,443	239,890
Diversified Mid Cap Value Fund	418,856	92,099	24,917	67,182
Growth Advantage Fund	311,093	24,002	4,821	19,181
Mid Cap Equity Fund	181,982	50,849	4,799	46,050
Mid Cap Value Fund	6,565,447	1,318,715	261,552	1,057,163
Multi-Cap Market Neutral Fund	1,201,096	168,722	90,512	78,210
Value Advantage Fund	451,775	39,053	28,385	10,668

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2007. The outstanding borrowings from another fund and average borrowings from the Facility for the six months ended December 31, 2007, were as follows (amounts in thousands):

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Outstanding Balance at December 31, 2007	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	—	$939	2	$—	(a)
Diversified Mid Cap Value Fund	$776	4,223	19	10
Growth Advantage Fund	—	370	1	—	(a)
Mid Cap Equity Fund	—	1,632	12	3
Multi-Cap Market Neutral Fund	—	2,880	4	2

(a)	Amounts rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,048.40	$5.78	1.12%
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class B
Actual	1,000.00	1,045.60	8.40	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class C
Actual	1,000.00	1,045.60	8.40	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Select Class
Actual	1,000.00	1,049.80	4.49	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

Diversified Mid Cap Growth Fund
Class A
Actual	1,000.00	1,047.30	6.40	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,043.40	9.68	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88
Class C
Actual	1,000.00	1,043.80	9.68	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,048.60	$5.11	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	1,048.80	4.49	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	953.00	6.09	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	930.90	9.00	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	931.30	9.01	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Select Class
Actual	1,000.00	935.10	4.83	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	936.00	4.15	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Growth Advantage Fund
Class A
Actual	1,000.00	1,110.00	7.18	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,105.70	10.77	2.03
Hypothetical	1,000.00	1,014.97	10.31	2.03
Class C
Actual	1,000.00	1,107.00	10.62	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Select Class
Actual	1,000.00	1,112.20	5.86	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Mid Cap Equity Fund
Select Class
Actual	1,000.00	1,000.20	4.54	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	951.60	6.15	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	948.90	8.60	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$949.00	$8.60	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	953.00	4.92	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	953.90	3.69	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	948.10	12.28	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50
Class B
Actual	1,000.00	944.10	15.93	3.25
Hypothetical	1,000.00	1,008.82	16.46	3.25
Class C
Actual	1,000.00	944.80	15.93	3.25
Hypothetical	1,000.00	1,008.82	16.46	3.25
Select Class
Actual	1,000.00	949.40	11.06	2.25
Hypothetical	1,000.00	1,013.86	11.42	2.25

Value Advantage Fund
Class A
Actual	1,000.00	955.10	6.16	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	952.50	8.61	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	956.20	4.93	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	957.30	3.70	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Capital Growth Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance in the second, fourth and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth Advantage Fund’s performance in the first quintile for Class A shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Equity Fund’s performance in the second quintile for Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance in the second, third and first quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance in the second quintile for the Class A shares and in the first quintile for the Select Class shares for the one and three year periods, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Value Advantage Fund’s performance in first quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

The Trustees noted that the Capital Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth Advantage Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for the Class A shares was in the fourth quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-MC-1207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 6, 2008